EXHIBIT 99.2



                                CREDIT AGREEMENT

                                      AMONG

                         ATWOOD OCEANICS PACIFIC LIMITED
                                   AS BORROWER

                                       AND

                                  BANK ONE, NA
                   AND THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                    AS BANKS

                                  BANK ONE, NA
                             AS ADMINISTRATIVE AGENT

                      CHRISTIANIA BANK OG KREDITKASSE ASA,
                                 NEW YORK BRANCH
                             AS DOCUMENTATION AGENT

                        CREDIT LYONNAIS, NEW YORK BRANCH
                              AS SYNDICATION AGENT

                         BANC ONE CAPITAL MARKETS, INC.,
                      AS LEAD ARRANGER AND SOLE BOOK RUNNER

                      $50,000,000 REVOLVING CREDIT FACILITY

                                  JUNE 30, 2000









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                                                 TABLE OF CONTENTS
                                                                                                           Page No.



1.       Definitions..............................................................................................1

2.       Commitments of the Bank.................................................................................14
         (a)      Terms of Revolving Commitment..................................................................14
         (b)      Procedure for Borrowing........................................................................14
         (c)      Voluntary Reduction of Revolving Commitment....................................................15
         (d)      Type and Number of Advances....................................................................15
         (e)      Status of Obligations..........................................................................15

3.       Notes Evidencing Loans..................................................................................15
         (a)      Form of Notes. ................................................................................16
         (b)      Issuance of Additional Notes...................................................................16
         (c)      Interest Rate..................................................................................16
         (d)      Payment of Interest............................................................................16
         (e)      Payment of Principal...........................................................................16
         (f)      Payment to Banks...............................................................................16
         (g)      Sharing of Payments, Etc.......................................................................17
         (h)      Non-Receipt of Funds by the Agent..............................................................17

4.       Interest Rates..........................................................................................18
         (a)      Options........................................................................................18
         (b)      Interest Rate Determination....................................................................19
         (c)      Conversion Option..............................................................................19
         (d)      Recoupment.....................................................................................19

5.       Special Provisions Relating to Loans....................................................................19
         (a)      Unavailability of Funds or Inadequacy of Pricing...............................................19
         (b)      Change in Laws.................................................................................19
         (c)      Increased Cost or Reduced Return...............................................................20
         (d)      Discretion of Bank as to Manner of Funding.....................................................22
         (e)      Breakage Fees..................................................................................22

6.       Collateral Security.....................................................................................23

7.       Fees....................................................................................................23
         (a)      Unused Fee.....................................................................................23
         (b)      Agency Fees....................................................................................23



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8.       Prepayments.............................................................................................24
         (a)      Voluntary Prepayments..........................................................................24
         (b)      Mandatory Prepayment...........................................................................24

9.       Representations and Warranties..........................................................................24
         (a)      Creation and Existence.........................................................................24
         (b)      Power and Authority............................................................................24
         (c)      Binding Obligations............................................................................25
         (d)      No Legal Bar or Resultant Lien.................................................................25
         (e)      No Consent.....................................................................................25
         (f)      Financial Condition............................................................................25
         (g)      Liabilities....................................................................................26
         (h)      Litigation.....................................................................................26
         (i)      Taxes; Governmental Charges....................................................................26
         (j)      Titles, Etc....................................................................................26
         (k)      Defaults.......................................................................................26
         (l)      Casualties; Taking of Properties...............................................................26
         (m)      Use of Proceeds; Margin Stock..................................................................27
         (n)      Location of Business and Offices...............................................................27
         (o)      Compliance with the Law........................................................................27
         (p)      No Material Misstatements......................................................................27
         (q)      ERISA..........................................................................................28
         (r)      Public Utility Holding Company Act.............................................................28
         (s)      Environmental Matters..........................................................................28
         (t)      Liens..........................................................................................29
         (u)      Subsidiaries...................................................................................29

10.      Conditions of Lending...................................................................................29

11.      Affirmative Covenants...................................................................................32
         (a)      Financial Statements and Reports...............................................................32
         (b)      Certificates of Compliance.....................................................................33
         (c)      Taxes and Other Liens..........................................................................33
         (d)      Compliance with Laws...........................................................................33
         (e)      Further Assurances.............................................................................33
         (f)      Performance of Obligations.....................................................................34
         (g)      Insurance......................................................................................34
         (h)      Accounts and Records...........................................................................34
         (i)      Right of Inspection............................................................................34
         (j)      Notice of Certain Events.......................................................................35



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         (k)      ERISA Information and Compliance...............................................................35
         (l)      Environmental Compliance.......................................................................35
         (m)      Environmental Notifications....................................................................36
         (n)      Environmental Indemnifications.................................................................37
         (o)      Change of Principal Place of Business..........................................................37
         (p)      Payables and Other Indebtedness................................................................37
         (q)      Collateral Maintenance.........................................................................38
         (r)      Maintenance of Rig.............................................................................38

12.      Negative Covenants......................................................................................38
         (a)      Negative Pledge................................................................................38
         (b)      Current Ratio..................................................................................38
         (c)      Funded Debt to EBITDA..........................................................................39
         (d)      Interest Coverage Ratio........................................................................39
         (e)      Funded Debt to Tangible Net Worth..............................................................39
         (f)      Tangible Net Worth.............................................................................39
         (g)      Consolidations and Mergers.....................................................................39
         (h)      Debts, Guaranties and Other Obligations........................................................39
         (i)      Dividends......................................................................................40
         (j)      Loans and Advances.............................................................................40
         (k)      Sale or Discount of Receivables................................................................41
         (l)      Nature of Business.............................................................................41
         (m)      Transactions with Affiliates...................................................................41
         (n)      Investment.....................................................................................41
         (o)      Amendment to Charter Documents.................................................................41
         (p)      Management of Rig..............................................................................41
         (q)      Charter of Rig.................................................................................41
         (r)      Modification of Rig............................................................................42
         (s)      Sale of Rig, etc...............................................................................42

13.      Events of Default.......................................................................................42

14.      The Agent and the Banks.................................................................................44
         (a)      Appointment and Authorization..................................................................44
         (b)      Note Holders...................................................................................45
         (c)      Consultation with Counsel......................................................................45
         (d)      Documents......................................................................................46
         (e)      Resignation or Removal of Agent................................................................46
         (f)      Responsibility of Agent........................................................................46
         (g)      Independent Investigation......................................................................47
         (h)      Indemnification................................................................................48



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         (i)      Benefit of Section 14..........................................................................48
         (j)      Pro Rata Treatment.............................................................................48
         (k)      Assumption as to Payments......................................................................48
         (l)      Other Financings...............................................................................49
         (m)      Interests of Banks.............................................................................49
         (n)      Investments....................................................................................49
         (o)      Withholding Tax................................................................................50

15.      Exercise of Rights......................................................................................50

16.      Notices.................................................................................................50

17.      Expenses................................................................................................51

18.      Indemnity...............................................................................................51

19.      Governing Law...........................................................................................52

20.      Invalid Provisions......................................................................................52

21.      Maximum Interest Rate...................................................................................52

22.      Amendments or Waivers...................................................................................53

23.      Multiple Counterparts...................................................................................54

24.      Conflict................................................................................................54

25.      Survival................................................................................................54

26.      Parties Bound...........................................................................................54

27.      Assignments and Participations..........................................................................54

28.      Choice of Forum: Consent to Service of Process and Jurisdiction.........................................56

29.      Waiver of Jury Trial....................................................................................56

30.      Other Agreements........................................................................................56

31.      Financial Terms.........................................................................................57


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Exhibits

Exhibit "A"       -        Notice of Borrowing
Exhibit "B"       -        Note
Exhibit "C"       -        Guaranty
Exhibit "D"       -        Certificate of Compliance
Exhibit "E"       -        Assignment and Acceptance Agreement

Schedules

Schedule 1        -        Liens
Schedule 2        -        Financial Condition
Schedule 3        -        Liabilities
Schedule 4        -        Litigation
Schedule 5        -        Subsidiaries
Schedule 6        -        Environmental Matters
Schedule 7        -        Loans and Advances




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                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (hereinafter referred to as the "Agreement") executed as of the 30th day of June, 2000 by and among ATWOOD OCEANICS PACIFIC LIMITED, a Cayman Islands company ("Borrower"), ATWOOD OCEANICS, INC., a Texas corporation ("Atwood"), ATWOOD DEEP SEAS, LTD., a Texas limited partnership ("Deep Seas") (Atwood and Deep Seas shall hereinafter be collectively referred to as "Guarantors" and, individually, as "Guarantor"), Bank One, NA, a national banking association ("Bank One") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Agreement) or which may from time to time become a party hereto pursuant to the provisions of
Section 27 hereof or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative Agent ("Agent") and Christiania Bank og Kreditkasse ASA, New York Branch, as Documentation Agent and Credit Lyonnais, New York Branch, as Syndication Agent.

                              W I T N E S S E T H:

         WHEREAS, Borrower has requested that the Banks provide Borrower with a revolving credit facility and the Banks are willing to make such facility available to Borrower.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. Definitions. When used herein the terms "Agent", "Agreement", "Atwood", "Bank", "Banks", "Bank One", "Borrower", "Deep Seas", "Guarantor" and "Guarantors" shall have the meanings indicated above. When used herein the following terms shall have the following meanings:

                  "Advance or Advances" shall mean a loan or loans hereunder.

                  "Affiliate" shall mean any Person which, directly or indirectly, controls, is controlled by or is under common control with the relevant Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean a member of the board of directors, a partner or an officer of such Person, or any other Person with possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership (of record, as trustee, or by proxy) of voting shares, partnership interests or voting rights, through a management contract or otherwise. Any Person owning or controlling directly or indirectly ten percent or more of the voting shares, partnership interests or voting rights, or other equity interest of another Person shall be deemed to be an Affiliate of such Person.

                  "Alternate Base Rate" shall mean, as of any date, a rate of interest per annum equal to the higher of (i) the Prime Rate for such date, and (ii) the sum of the Federal Funds Effective Rate for such date plus one-half of one percent (.50%) per annum.




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                  "Assignment   and   Acceptance"    shall   mean   a   document
         substantially in the form of Exhibit "D" hereto.

                  "Assignment of Insurances" shall mean that certain Assignment of Insurances dated of even date herewith from Borrower to Agent on behalf of the Banks, assigning to the Banks all policies and contracts of insurance in respect of the Rig and all other claims, rights and proceeds related thereto, said assignment secures the obligations of the Borrower under this Agreement.

                  "Assignment of Charter Hire, Drilling Contract, Revenues and Earnings" shall mean that certain Assignment of Charter Hire, Drilling Contract, Revenues and Earnings dated of even date herewith from Borrower to Agent on behalf of the Banks, assigning to the Banks all of Borrower's interest in day rate payments, freights, charter hire and other monies earned or to be earned arising out of any charter parties, drilling contracts or as a result of the ownership, chartering and other operations of any kind whatsoever relating to the Rig and certain other rights and obligations arising pursuant to such agreements. Said assignment secures the obligations of the Borrower under this Agreement.

                  "Base Rate" shall mean, as of any date, the sum of the Alternate Base Rate plus the Base Rate Margin.

                  "Base Rate Loans" shall mean any loan during any period which bears interest based upon the Base Rate or which would bear interest based upon the Base Rate if the Maximum Rate ceiling was not in effect at that particular time.

                  "Base Rate Margin" shall mean:

                           (i) three-fourths of one percent (.75%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 2.25 to 1.0; or

                           (ii) three-eighths of one percent (.375%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 2.25 to 1.0 but greater than 2.0 to 1.0; or

                           (iii) one-eighth of one percent (.125%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 2.0 to 1.0 but greater than 1.5 to 1.0; and




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                           (iv) zero  percent (0%) per annum  whenever  Atwood's
                  ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 1.5 to 1.0.

         For the purposes of calculating the Base Rate Margin for each new or existing Tranche, Atwood's (i) Consolidated Funded Debt shall fluctuate from day to day, and (ii) Consolidated EBITDA shall be calculated quarterly as of the end of each fiscal quarter and annualized. The Base Rate Margin shall be recalculated by Agent from time to time and be effective upon (a) the making of any Advance hereunder, (b) the receipt by the Banks of any payment or prepayment or (c) receipt by Agent of the Borrower's quarterly Certificate of Compliance provided by Borrower pursuant to Section 11(b) hereof.

                  "Borrowing Date" is used herein as defined in Section 2(b) hereof.

                  "Business Day" means (i) with respect to any borrowing, payment or note selection of LIBOR Loans, a day (other than Saturdays or Sundays) on which banks generally are open in Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire systems and dealings in United States dollars are carried on in the London interbank market, and (ii) for all other purposes, a day (other than Saturdays and Sundays) on which banks generally are open in Chicago, Illinois for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

                  "Capital Leases" shall mean any lease in respect of which the obligations thereunder constitute Capitalized Lease Obligations.

                  "Capitalized Lease Obligations" shall mean, without duplication, all obligations of any Person to pay rent or amounts under any lease of, or other arrangement conveying the right to use, real or personal property, or a combination thereof, which obligations shall have been or should be, in accordance with GAAP, capitalized on the books of such Person.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Bank, (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $100,000,000 or (z) any Bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not



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         more than six months  from the date of  acquisition,  (iii)  repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above,
         (iv) commercial paper issued by any Bank or Approved Bank or by the parent company of any Bank or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's (any such company, an "Approved Company"), or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2 or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (v) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (i) through (iv) above.

                  "Change of Control" shall mean the acquisition by any Person or group of Persons acting together of beneficial ownership (within the meaning of Rule 13(d)-3 of the Securities Exchange Commission under the Securities Exchange Act of 1934) of thirty percent (30%) or more of the outstanding shares of voting stock of Atwood.

                  "Change of Management" shall occur if both (i) John R. Irwin ceases to act as President and Chief Executive Officer, and (ii) James
         M. Holland ceases to act as Senior Vice President and Secretary of Atwood, other than as a result of death, disability or normal retirement of either.

                  "Collateral" is used herein as defined in Section 6 hereof.

                  "Consolidated Current Assets" shall mean the current assets of Atwood and its Subsidiaries on a consolidated basis determined in accordance with GAAP and in a manner consistent with prior periods.

                  "Consolidated Current Liabilities" shall mean the current liabilities of Atwood and its Subsidiaries on a consolidated basis as determined in accordance with GAAP and in a manner consistent with prior periods.

                  "Consolidated EBITDA" shall mean for any period for Atwood and its Subsidiaries on a consolidated basis, (A) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) depreciation expense, (iii) provisions for taxes based on income, (iv) Consolidated Interest Expense, (v) amortization and write-off of deferred financing costs to the extent deducted in determining Consolidated Net Income, and (vi) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses, less (B) extraordinary gains for such period, all determined in accordance with GAAP and in a manner consistent with prior periods.



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                  "Consolidated   Equity"   shall   mean,   at  any  time,   the
         shareholder's equity of Atwood and its Subsidiaries on a consolidated basis as determined in accordance with GAAP and in a manner consistent with prior periods.

                  "Consolidated Funded Debt" shall mean, the sum of (i) all Debt of Atwood and its Subsidiaries calculated on a consolidated basis in accordance with GAAP and in a manner consistent with prior periods, less (ii) the market value of the Treasury Bonds.

                  "Consolidated Interest Expense" shall mean, for any period, the sum of (i) total interest expense (including that attributable to Capitalized Lease Obligations) of Atwood and its Subsidiaries on a consolidated basis in accordance with GAAP with respect to all outstanding Debt of Atwood and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to Letters of Credit and bankers' acceptance financing, less (ii) interest expense attributable to the face value of the Treasury Bonds pledged as Collateral.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of Atwood and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in accordance with GAAP and in a manner consistent with prior periods.

                  "Consolidated Tangible Net Worth" shall mean, at any time, the Consolidated Equity of Atwood and its Subsidiaries on a consolidated basis determined in accordance with GAAP and in a manner consistent with prior periods, less all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights and organization expense.

                  "Debt" shall mean as to Atwood, the Borrower or any Subsidiary of Atwood or the Borrower, all obligations and liabilities of the Borrower or such Subsidiaries to any other person, including, without limitation, all debts, claims and indebtedness, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law, or otherwise. Debt includes, without limiting the foregoing, (i) indebtedness for borrowed money (including without duplication obligations to reimburse the issuer of any letter of credit or any guarantor or surety), (ii) indebtedness for the deferred purchase price of property or services, excluding trade accounts payable within ninety (90) days and arising in the ordinary course of business, (ii) indebtedness evidenced by bonds, debentures, notes or other similar instruments, (iv) obligations and liabilities secured by a Lien on property owned by Atwood, Borrower or any Subsidiary of the Borrower or Atwood, whether or not Atwood, Borrower or any such Subsidiary has assumed such obligations and liabilities and the amount of which Debt shall not exceed the fair market value of the property subject to the



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         Lien if Atwood,  Borrower or any such  Subsidiary  has not assumed such obligations and liabilities, (v) obligations or liabilities created or arising under any Capitalized Lease, (vi) all net payments or amounts owing by Atwood, Borrower or any Subsidiary of the Borrower or Atwood in respect of interest rate protection agreements, foreign currency exchange agreements, commodity swap agreements or other interests, exchange rate or commodity hedging arrangements and (vii) liabilities in respect of unfunded vested benefits under any Plan. The Debt of the Borrower, Atwood or any Subsidiary of the Borrower or Atwood shall include the Debt of any partnership or joint venture in which the Borrower, Atwood or any Subsidiary of the Borrower or Atwood is a general or venture partner. The Debt of the Borrower, Atwood or any Subsidiary of the Borrower or Atwood shall not include trade payables and expense accruals incurred or assumed in the ordinary course of the Borrower's, Atwood's or such Subsidiary's business (including trade payables and expense accruals of any partnership or joint venture in which the Borrower, Atwood or any Subsidiary of the Borrower or Atwood is a general or venture partner; provided, such payables have not remained unpaid for a period of ninety (90) days after the same became due unless the Borrower, Atwood or such Subsidiary is diligently contesting same in good faith).

                  "Default" shall mean any Event of Default and the occurrence of an event or condition which would with the giving of any requisite notice and/or passage of time or both constitute an Event of Default.

                  "Default  Rate" shall mean the Alternate  Base Rate plus 2.75%
                    per annum.

                  "Defaulting  Bank" is used  herein as defined in Section  3(f)
                    hereof.

                  "Effective Date" shall mean the date of this Agreement.

                  "Eligible Assignee" shall mean any of (i) a Bank or any Affiliate of a Bank; (ii) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iv) a Person that is primarily engaged in the business of commercial banking and that (A) is a subsidiary of a Bank, (B) a subsidiary of a Person of which a Bank is a subsidiary, or (C) a Person of which a Bank is a subsidiary; provided, however, that as a condition precedent to any bank organized under the laws of any other country other than the United States qualifying as an "Eligible Assignee" shall be the providing by such bank of the U.S. Internal Revenue Service forms required by Section 14(o) of this Agreement;




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     "Environmental  Laws"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A.ss.9601, et seq., the Resource Conservation and Recovery Act, as amended by the Hazardous Solid Waste Amendment of 1984, 42 U.S.C.A. ss.6901, et seq., the Clean Water Act, 33 U.S.C.A.ss.1251, et seq., the Clean Air Act, 42 U.S.C.A.ss.1251, et seq., the Toxic Substances Control Act, 15 U.S.C.A.ss.2601, et seq., The Oil Pollution Act of 1990, 33 U.S.G.ss.2701, et seq., and all other laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, orders, permits and restrictions of any federal, state, county, municipal and other governments, departments, commissions, boards, agencies, courts, authorities, officials and officers, domestic or foreign, relating to oil pollution, air pollution, water pollution, noise control and/or the handling, discharge, disposal or recovery of on-site or off-site asbestos, radioactive materials, spilled or leaked petroleum products, distillates or fractions and industrial solid waste or "hazardous substances" as defined by 42 U.S.C.ss.9601, et seq., as amended, as each of the foregoing may be amended from time to time.

                  "Environmental Liability" means any claim, demand, obligation, cause of action, order, violation, damage, injury, judgment, penalty or fine, cost of enforcement, cost of remedial action or any other costs or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from the violation or alleged violation of any Environmental Law or the release of any substance into the environment which is required to be remediated by a regulatory agency or governmental authority or the imposition of any Environmental Lien (as hereinafter defined) which could reasonably be expected to individually or in the aggregate have a Material Adverse Effect.

                  "Environmental Lien" means a Lien in favor of any court, governmental agency or instrumentality or any other Person (i) for any Environmental Liability or (ii) for damages arising from or cost incurred by such court or governmental agency or instrumentality or other person in response to a release or threatened release of asbestos or "hazardous substance" into the environment, the imposition of which Lien could reasonably be expected to have a Material Adverse Effect.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of  Default"  is used  herein as  defined in Section 13 hereof.

                  Federal Funds Effective Rate shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business

         Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago, Illinois time) on such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

                  "Financial Statements" shall mean balance sheets, income statements, statements of cash flow and appropriate footnotes and schedules, prepared in accordance with GAAP and in a manner consistent with prior periods.

                  "First Naval Mortgage" shall mean that certain First Naval Mortgage dated of even date herewith on the vessel Atwood Falcon executed by Borrower to Agent on behalf of the Banks pursuant to which Borrower mortgages the Atwood Falcon to the Banks to secure its obligations under this Agreement.

                  "GAAP" shall mean generally accepted accounting principles, consistently applied in the United States of America.

                  "Governmental Authority" shall mean any nation or government, any federal, state, province, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantors' Credit Agreement" shall mean that certain Credit Agreement among Guarantors, the Banks, the Agent dated of even date herewith pursuant to which the Banks made available to the Guarantors a $100,000,000 revolving credit facility.

                  "Guaranty" shall mean the unconditional guaranties of Atwood and Deep Seas of all obligations owed the Banks by Borrower in the form of Exhibit "C" hereto.

                  "Hazardous  Substances"  shall mean petroleum and used oil, or any other pollutant or contaminant, hazardous, dangerous or toxic waste, substance or material as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq. (hereinafter called "CERCLA"); the Resource Conversation and Recovery Act, as amended, 42 U.S.C. 6901, et seq. (hereinafter called "RCRA"); the Toxic Substances Control Act, as amended, 15 U.S.C. Sec. 2601 et seq. (hereinafter called "TSCA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq (hereinafter called "HMTA"); the Oil Pollution Act of 1990, Pub. L. No. 101-380, 104 Stat. 484 (1990) (hereinafter called
         "OPA"); or any other statute, law, ordinance, code or regulation of any Governmental Agency relating to or imposing liability or standards of conduct concerning the use, production, generation, treatment, storage, recycling, handling, transportation, release, threatened release or disposal of any hazardous, dangerous or toxic waste, substance or material, currently in effect or at any time hereafter adopted.

                  "Interest Payment Date" shall mean in the case of Base Rate Loans, the last day of each calendar quarter, and in the case of LIBOR Loans with an Interest Period of three (3) months or less, the last day of the applicable Interest Period, and in the case of LIBOR Loans with an Interest Period of six (6) months, the earlier of (i) the last day of each Interest Period or (ii) the last day of each calendar quarter.

                  "Interest  Period"  shall mean with  respect to any LIBOR Loan
         (i) initially, the period commencing on the date such LIBOR Loan is made and ending one (1), two (2), three (3), or six (6) months thereafter as selected by the Borrower pursuant to Section 4(a)(ii), and (ii) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrower pursuant to Section 4(a)(ii); provided, however, that (i) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless the result of such extension would be to extend such Interest Period into the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (ii) if any Interest Period begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) such Interest Period shall end on the last Business Day of a calendar month, and (iii) any Interest Period which would otherwise expire after the Maturity Date shall end on such Maturity Date.

                  "LIBOR Base Rate" shall mean the offered rate for the period equal to or next greater than the Interest Period for U.S. dollar deposits of not less than $1,000,000 as of 11:00 a.m., City of London, England time two (2) Business Days prior to the first day of the Interest Period as shown on the display designate as "British Bankers' Association Interest Settlement Rates" on Reuter's for the purpose of displaying such rate. In the event that such rate is not available on Reuter's then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent or shall be calculated by Agent by substantially similar methodology as that theretofore used to determine such offered rate.

                  "LIBOR Loan" means any loan during any period which bears interest at the LIBOR Rate, or which would bear interest at such rate if the Maximum Rate ceiling was not in effect at a particular time.

                  "LIBOR Margin" shall be:

                           (i) two and one-quarter percent (2.25%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 2.25 to 1.0: or

                           (ii) one and  seven-eighths  of one percent  (1.875%)
                  per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 2.25 to 1.0 but greater than 2.0 to 1.0; or

                           (iii) one and five-eighths percent (1.625%) per annum
                  whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 2.0 to 1.0 but greater than to 1.50 to 1.0; or

                           (iv) one and  one-quarter  percent  (1.25%) per annum
                  whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 1.50 to 1.0 but greater than 1.0 to 1.0; or

                           (v) one  percent  (1%) per  annum  whenever  Atwood's
                  ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 1.0 to 1.0.

                  "LIBOR Rate" means, with respect to a LIBOR Loan for the relevant Interest Period, the sum of (i) the quotient of (A) the LIBOR Base Rate applicable to such Interest Period, divided by (B) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus the (ii) LIBOR Margin. The LIBOR Rate shall be rounded to the next higher multiple of 1/16th of one percent if the rate is not such a multiple.

                  "Lien" shall mean any mortgage, deed of trust, pledge, security interest, assignment, encumbrance or lien (statutory or otherwise) of every kind and character.

                  "Loan Documents" shall mean this Agreement, the Notes, the Security Instruments and all other documents executed in connection with the transaction described in this Agreement.

                  "Majority Banks" shall mean Banks holding 66-2/3% or more of the Revolving Commitments.

                  "Material Adverse Effect" shall mean any circumstance or event which could have a material adverse effect on (i) the assets or properties, liabilities, financial condition, business, operations, or prospects of the Borrower and its Subsidiaries, taken as a whole, or
         (ii) the
         ability of the Borrower and its Subsidiaries, taken as a whole, to carry out its businesses as of the date of this Agreement or as proposed at the date of this Agreement to be conducted, or (iii) the ability of Borrower to meet its obligations under the Note, this Agreement or the other Loan Documents on a timely basis, or (iv) the validity or enforceability of any Loan Document against Borrower.

                  "Maturity Date" shall mean June 30, 2005.

                  "Maximum Rate" is used herein as defined in Section 21 hereof.

                  "Notes" shall mean the revolving notes substantially in the form of Exhibit "B" hereto issued or to be issued hereunder to each Bank, respectively, to evidence the indebtedness to such Bank arising by reason of the Advances on the Revolving Loans, together with all modifications, renewals and extensions thereof or any part thereof.

                  "Notice of Borrowing" is used herein as defined in Section 2(b) hereof.

                  "Other Financings" is used herein as defined in Section 14(l) hereof.

                  "Payor" is used herein as defined in Section 3(h) hereof.

                  "Permitted Liens" shall mean (i) Liens for taxes, governmental charges, levies or other assessments that are not yet delinquent (or that, if delinquent, are being contested in good faith by appropriate proceedings, levy and execution thereon having been stayed and continue to be stayed and for which Borrower has set aside on its books adequate reserves in accordance with GAAP); (ii) maritime (including, without limitation, Liens for insurance premiums or calls and Liens arising under charters), materialmen's, mechanic's, repairmen's, employee's, warehousemen's, landlord's, carrier's, contractor's, sub-contractor's and other Liens (including any financing statements filed in respect thereof) incidental to obligations incurred by Borrower in connection with the construction, maintenance, transportation, storage or operation of Borrower's assets, Rig or properties to the extent not delinquent (or which, if delinquent, are being contested in good faith by appropriate proceedings and for which Borrower has set aside on its books adequate reserves in accordance with GAAP); (iii) all contracts, agreements and instruments, any interest or title of a lessor or charterer under any lease permitted by this Agreement and all defects and irregularities and other matters affecting Borrower's assets and properties which were in existence or arose at the time Borrower's assets and properties were originally acquired by Borrower and all routine operational agreements entered into in the ordinary course of business, which contracts, agreements, instruments, defects, irregularities and other matters and routine operational agreements are not such as to, individually or in the aggregate, interfere materially with the operation, value or use of Borrower's assets and properties, considered in the aggregate;

         (iv) liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations; (v) legal or equitable encumbrances deemed to exist by reason of the existence of any litigation or other legal proceeding or arising out of a judgment or award with respect to which an appeal is being prosecuted in good faith and levy and execution thereon have been stayed and continue to be stayed; (vi) Liens incurred pursuant to the Security Instruments; and (vii) Liens existing at the date of this Agreement which have been disclosed to Banks in Borrower's September 30, 1999 Financial Statements or identified in Schedule "1" hereto and which are either released by the Effective Date or consented to by the Banks.

                  "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" shall mean any plan subject to Title IV of ERISA and maintained by Borrower, or its Subsidiaries, or any such plan to which Borrower or its Subsidiaries are required to contribute on behalf of its employees.

                  "Prime Rate" shall mean a rate per annum equal to the prime rate of interest announced from time to time by Agent or its parent (which is not necessarily the lowest rate of interest charged to any customer), changing when and as said prime rate changes.

                  "Pro Rata or Pro Rata Part" shall mean for each Bank, (i) for all purposes where no Revolving Loan is outstanding, such Bank's Revolving Commitment Percentage and (ii) otherwise, the proportion which the portion of the outstanding Revolving Loans owed to such Bank bears to the aggregate outstanding Revolving Loans owed to all Banks at the time in question.

                  "Rate Management Transactions" shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by either Borrower which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, forward exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto and other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  "Required Payment" is used herein as defined in Section 3(h) hereof.

                  "Reserve Requirement" means, with respect to any Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

                  "Revolving Commitment" shall mean (A) for all Banks, $50,000,000 as reduced from time to time pursuant to Section 2(c) hereof and (B) as to any Bank, its obligation to make Advances hereunder on the Revolving Loans in amounts not exceeding, in the aggregate, the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment" or in its Assignment and Acceptance.

                  "Revolving Commitment Percentage" shall mean for each Bank the percentage derived by dividing its Revolving Commitment at the time of determination by Revolving Commitments of all Banks at the time of determination.

                  "Revolving Loans" shall mean loans made under the Revolving Commitment pursuant to Section 2 hereof.

                  "Rig" shall mean the ATWOOD FALCON and any other offshore drilling rigs acceptable to the Banks which may be mortgaged to the Banks by Borrower from time to time.

                  "Security Instruments" shall mean this Agreement, the First Naval Mortgage, the Assignments of Insurance, the Assignments of Charter Hire, Drilling Contracts, Revenues and Earnings, the Guaranty and other collateral documents covering all such documents to be in form and substance satisfactory to Agent.

                  "Subsidiary" shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower or another subsidiary.

                  "Total Outstandings" shall mean as of any date, the total principal balance outstanding on the Notes.

                  "Tranche" means a set of LIBOR Loans made by the Banks at the same time and for the same Interest Period.

                  "Treasury Bonds" shall mean the U.S. Treasury Bonds or similar U.S. securities pledged by Guarantor to Banks pursuant to the Guarantors' Credit Agreement.

                  "Unused Commitment Fee Rate" shall be:

                           (i) one-half of one percent (.50%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is greater than 2.0 to 1.0: or

                           (ii) three-eighths of one percent (.375%) per annum whenever Atwood's ratio of Consolidated Funded Debt to Consolidated EBITDA is equal to or less than 2.0 to 1.0 but greater than 1.0 to 1.0; or

                           (iii)  one-quarter  of one  percent  (.25%) per annum
                  whenever  Atwood's  ratio  of  Consolidated   Funded  Debt  to
                  Consolidated EBITDA is equal to or less than 1.0 to 1.0.

         2.       Commitments of the Bank.

                  (a) Terms of Revolving Commitment. On the terms and conditions hereinafter set forth, each Bank agrees severally to make Advances to Borrower from time to time during the period beginning on the Effective Date and ending on the Maturity Date in such amounts as Borrower may request up to an amount not to exceed, in the aggregate principal amount outstanding at any time, the Revolving Commitment. Subject to the terms hereof, the Borrower may borrow, repay and reborrow hereunder. The obligation of Borrower hereunder shall be evidenced by this Agreement and the Note or Notes issued in connection herewith, said Note or Notes to be as described in Section 3 hereof. Notwithstanding any other provision of this Agreement, no Advance shall be required to be made hereunder if any Default or Event of Default (as hereinafter defined) has occurred and is continuing. Each Advance under the Revolving Commitment shall be an amount of at least $1,000,000 or a whole number multiple thereof. Irrespective of the face amount of the Note or Notes, the Banks shall never have the obligation to Advance any amount or amounts in excess of the Revolving Commitment or to increase the Revolving Commitment.

                  (b) Procedure for Borrowing. Whenever Borrower desires an Advance hereunder, it shall give Agent telegraphic, telex, facsimile or telephonic notice ("Notice of Borrowing") of such requested Advance, which in the case of telephonic notice, shall be promptly confirmed in writing. Each Notice of Borrowing shall be in the form of Exhibit "A" attached hereto and shall be received by Agent not later than 11:00 a.m. Chicago, Illinois time, (i) one Business Day prior to the date upon which any such Advance is requested to be funded (the "Borrowing Date") in the case of the Base Rate Loan, or (ii) three (3) Business Days prior to any proposed Borrowing Date in the case of LIBOR Loans. Upon receipt of such Notice,

         Agent shall immediately advise each Bank thereof; provided, that if the Banks have received at least one (1) Business Day's notice of such Advance prior to funding of a Base Rate Loan, or at least three (3) Business Days' notice of each Advance prior to funding in the case of a LIBOR Loan, each Bank shall provide Agent at its office at One Bank One Plaza, 10th Floor, Chicago, Illinois 60670, not later than 1:00 p.m., Chicago, Illinois time, on the Borrowing Date, in immediately available funds, its pro rata share of the requested Advance, but the aggregate of all such fundings by each Bank shall never exceed such Bank's Revolving Commitment. Not later than 2:00 p.m., Chicago, Illinois time, on the Borrowing Date, Agent shall make available to Borrower at the same office, in like funds, the aggregate amount of such requested Advance. Neither Agent nor any Bank shall incur any liability to Borrower in acting upon any Notice referred to above which Agent or such Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 2(b). Upon funding of Advances by Banks in accordance with this Agreement, pursuant to any such Notice of Borrowing, Borrower shall have effected Advances hereunder.

                  (c) Voluntary Reduction of Revolving Commitment. Borrower may at any time, or from time to time, upon not less than three (3) Business Days prior written notice to Agent, reduce or terminate the Revolving Commitment; provided, however, that (i) each reduction in the Revolving Commitment must be in the amount of at least $1,000,000 or in increments of $1,000,000 and (ii) each reduction must be accompanied by a prepayment of the Notes in the amount by which the outstanding principal balance of the Notes exceeds the Revolving Commitment as reduced pursuant to this Section 2(c).

                  (d) Type and Number of Advances. Any Advance under the Revolving Commitment may be a Base Rate Loan or a LIBOR Loan, or any combination thereof, as selected by Borrower pursuant to Section 4 hereof. The total number of LIBOR Loans that may be outstanding at any time may never exceed six (6).

                  (e) Status of Obligations. The obligations of the Banks under the Revolving Commitment are several and not joint. The failure of any Bank to make an Advance required to be made by it shall not relieve any other Bank of its obligation to make its Advance, and no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank.

         3. Notes Evidencing Loans. The loans described above in Section 2 shall be evidenced by notes of the Borrower as follows:

                  (a)      Form of Notes.   The Revolving Loans shall be
         evidenced by Notes in the aggregate face amount of $50,000,000, and shall be in the form of Exhibit "B" hereto with appropriate insertions. Notwithstanding the face amount of the Notes, the actual principal amount due from Borrower to Banks on account of the Notes, as of any date of computation, shall be the sum of Advances then and theretofore made on account thereof, plus outstanding Reimbursement Obligations less all principal payments actually received by Banks in collected funds with respect thereto. Although the Notes may be dated as of the Effective Date, interest in respect thereof shall be payable only for the period during which the loans evidenced thereby are outstanding and, although the stated amount of the Notes may be higher, the Notes shall be enforceable, with respect to Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the loans.

                  (b) Issuance of Additional Notes. At the Effective Date there shall be outstanding Notes in the aggregate face amount of $50,000,000 payable to the order of the Banks for each such Bank's Pro Rata Part of the Revolving Commitment. From time to time new Notes may be issued to other Banks as such Banks become parties to this Agreement. Upon request from Agent, Borrower shall execute and deliver to Agent any such new or additional Notes. From time to time as new Notes are issued the Agent shall require that each Bank exchange their Notes for newly issued Notes to reflect the extent of each Bank's Revolving Commitments hereunder.

                  (c) Interest Rates. The unpaid principal balance of all outstanding Advances under the Notes shall bear interest from time to time as set forth in Section 4 hereof.

                  (d) Payment of Interest. Interest on the Notes shall be payable to the Agent for the ratable benefit of the Banks on each Interest Payment Date.

                  (e) Payment of Principal. Principal of the Notes shall be due and payable to the Agent for the ratable benefit of the Banks on the Maturity Date unless earlier due in whole or in part as a result of an acceleration of the amount due or pursuant to the mandatory prepayment provisions of Sections 8(b) hereof.

                  (f) Payment to Banks. Each Bank's Pro Rata Part of payment or prepayment of the Revolving Loans shall be directed by wire transfer to such Bank by the Agent at the address provided to the Agent for such Bank for payments no later than 2:00 p.m., Chicago, Illinois, time on the Business Day such payments or prepayments are deemed hereunder to have been received by Agent; provided, however, in the event that any Bank shall have failed to make an Advance as contemplated under Section 2 hereof (a "Defaulting Bank") and the Agent or another Bank or Banks shall have made such Advance, payment received by Agent for the account of such Defaulting Bank or Banks shall not be distributed to such Defaulting Bank or Banks until such Advance or Advances shall have been repaid in full to the Bank or Banks who funded such Advance or Advances. Any payment or prepayment received by Agent at any time after 12:00 noon, Chicago, Illinois, time on a Business Day shall be deemed to have been received on the next Business Day. Interest shall cease to accrue on any principal as of the end of the day preceding the Business Day on which any such payment or prepayment is deemed hereunder to have been received by Agent. Payment by the Borrower of any principal, interest or other fees or expenses due hereunder to the Agent shall extinguish the obligations of Borrower to each Bank for such principal, interest or other fees or expenses actually paid.

                  (g) Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, or otherwise) on account of the Revolving Loans, (including, without limitation, any set-off) which is in excess of its Pro Rata Part of payments on the Revolving Loans such Bank shall purchase from the other Banks such participation as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of offset) with respect to such participation as fully as if such Bank were the direct creditor of Borrower in the amount of such participation.

                  (h) Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Revolving Loans to be made by it hereunder or Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was made available by the Agent until the date the Agent recovers such amount at the rate applicable to such portion of the applicable Revolving Loan.


         4.       Interest Rates.

                  (a)      Options.

                            (i) Base Rate Loans. On all Base Rate Loans, the Borrower agrees to pay interest on the Revolving Loans calculated on the basis of the actual days elapsed in a year consisting of 365 or, if appropriate 366 days, with respect to the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of
                  (i) the Maximum Rate (defined herein), or (ii) the Base Rate. Subject to the provisions of this Agreement as to prepayment, the principal of the Notes representing Base Rate Loans shall be payable as specified in Section 3(e) hereof and the interest in respect of each Base Rate Loan shall be payable on each Interest Payment Date. Past due principal and, to the extent permitted by law, past due interest in respect to each Base Rate Loan, shall bear interest, payable on demand, at a rate per annum equal to the Default Rate.

                           (ii) LIBOR Loans.  On all LIBOR  Loans,  the Borrower
                  agrees to pay interest calculated on the basis of a year consisting of 360 days with respect to the unpaid principal amount of each LIBOR Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Maximum Rate, or (ii) the LIBOR Rate. Subject to the provisions of this Agreement with respect to prepayment, the principal of the Notes shall be payable as specified in Section 3(e) hereof and the interest with respect to each LIBOR Loan shall be payable on each Interest Payment Date. Past due principal and, to the extent permitted by law, past due interest shall bear interest, payable on demand, at a rate per annum equal to the Default Rate. Upon three (3) Business Days' written notice prior to the making by the Banks of any LIBOR Loan (in the case of the initial Interest Period therefor) or the expiration date of each succeeding Interest Period (in the case of subsequent Interest Periods therefor), Borrower shall have the option, subject to compliance by Borrower with all of the provisions of this Agreement, as long as no Event of Default exists, to specify whether the Interest Period commencing on any such date shall be a one (1), two
                  (2), three (3) or six (6) month period. If Agent shall not have received timely notice of a designation of such Interest Period as herein provided, Borrower shall be deemed to have elected to convert all maturing LIBOR Loans to Base Rate Loans.

                  (b) Interest Rate Determination. The Agent shall determine each interest rate applicable to the Revolving Loans hereunder pursuant to the terms of this Agreement. The Agent shall give prompt notice to Borrower of each rate of interest so determined and its determination thereof shall be conclusive absent error.

                  (c) Conversion Option. Borrower may elect from time to time (i) to convert all or any part of its LIBOR Loans to Base Rate Loans by giving Agent irrevocable notice of such election in writing prior to 10:00 a.m. (Chicago, Illinois time) on the conversion date and such conversion shall be made on the requested conversion date, provided that any such conversion of LIBOR Loan shall only be made on the last day of the Interest Period with respect thereof, (ii) to convert all or any part of its Base Rate Loans to LIBOR Loans by giving the Agent irrevocable written notice of such election three (3) Business Days prior to the proposed conversion and such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Business Day, on the next succeeding Business Day. Any such conversion shall not be deemed to be a prepayment of any of the loans for purposes of this Agreement on the Notes.

                  (d) Recoupment. If at any time the applicable rate of interest selected pursuant to Sections 4(a)(i) or 4(a)(ii) above shall exceed the Maximum Rate, thereby causing the interest on the Notes to be limited to the Maximum Rate, then any subsequent reduction in the interest rate so selected or subsequently selected shall not reduce the rate of interest on the Notes below the Maximum Rate until the total amount of interest accrued on the Note equals the amount of interest which would have accrued on the Notes if the rate or rates selected pursuant to Sections 4(a)(i) or (ii), as the case may be, had at all times been in effect.

         5.       Special Provisions Relating to Loans.

                  (a) Unavailability of Funds or Inadequacy of Pricing. In the event that, in connection with any proposed LIBOR Loan, the Agent reasonably determines, which determination shall, absent manifest error, be final, conclusive and binding upon all parties, due to changes in circumstances since the date hereof, adequate and fair means do not exist for determining the LIBOR Rate or such rate will not accurately reflect the costs to the Banks of funding LIBOR Loans for such Interest Period, the Agent shall give notice of such determination to the Borrower and the Banks, whereupon, until the Agent notifies the Borrower and the Banks that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make, continue, or convert Loans into LIBOR Loans shall be suspended, and all loans to Borrower shall be Base Rate Loans during the period of suspension.

                  (b) Change in Laws. If at any time any new law or any change in existing laws or in the interpretation of any new or existing laws shall make it unlawful for any Bank to make or continue to maintain or fund LIBOR Loans hereunder, then such Bank shall promptly notify Borrower in writing and such Bank's obligation to make, continue, or convert Loans into, LIBOR Loans under this Agreement shall be suspended until it is no longer unlawful for such Bank to make or maintain LIBOR Loans. Upon receipt of such notice, Borrower shall either repay the outstanding LIBOR Loans owed to the Banks, without penalty, on the last day of the current Interest Periods (or, if any Bank may not lawfully continue to maintain and fund such LIBOR Loans, immediately), or Borrower may convert such LIBOR Loans at such appropriate time to Base Rate Loans.

                  (c)      Increased Cost or Reduced Return.

                           (i) If,  after the date  hereof,  the adoption of any
                  applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                                    (A)  shall  subject  such  Bank to any  tax,
                           duty, or other charge with respect to any LIBOR Loan, its Notes, or its obligation to make LIBOR Loans, or change the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any LIBOR Loan (other than franchise taxes and taxes imposed on the overall net income of such
                           Bank);

                                    (B) shall impose, modify, or deem applicable
                           any reserve, special deposit, assessment, or similar requirement (other than reserve requirements, if any, taken into account in the determination of the LIBOR
                           Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank, including the Commitment of such Bank hereunder; or

                                    (C)  shall  impose  on  such  Bank or on the
                           London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

                  and the result of any of the foregoing is to increase the cost to such Bank of making, converting into, continuing, or maintaining any LIBOR Loan or to reduce any sum received or receivable by such Bank under this Agreement or its Notes with respect to any LIBOR Loan, then Borrower shall pay to such Bank on demand such amount or amounts as will reasonably compensate such Bank for such increased cost or reduction.

                           (ii) If, after the date  hereof,  any Bank shall have
                  determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy

                  (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrower shall pay to such Bank such additional amount or amounts as will reasonably compensate such Bank for such reduction.

                           (iii) Each Bank shall  promptly  notify  Borrower and
                  Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 5(c) and will designate a separate lending office, if applicable, if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 5(c) shall furnish to Borrower and Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                           (iv) Any Bank giving  notice to the Borrower  through
                  the Agent, pursuant to Section 5(c) shall give to the Borrower a statement signed by an officer of such Bank setting forth in reasonable detail the basis for, and the calculation of such additional cost, reduced payments or capital requirements, as the case may be, and the additional amounts required to compensate such Bank therefor.

                           (v) Within five (5)  Business  Days after  receipt by
                  the Borrower of any notice referred to in Section 5(c), the Borrower shall pay to the Agent for the account of the Bank issuing such notice such additional amounts as are required to compensate such Bank for the increased cost, reduce payments or increase capital requirements identified therein, as the case may be. If any Bank requests compensation by Borrower under this Section 5(c), Borrower may, by notice to such Bank (with a copy to Agent), suspend the obligation of such Bank to make or continue LIBOR Loans, or to convert all or part of the Base Rate Loans owing to such Bank to LIBOR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5(c) shall be applicable); provided that such suspension shall not affect the right of such Bank to receive the compensation so requested.

                  (d) Discretion of Bank as to Manner of Funding. Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loan in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if each Bank had actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the last day of the Interest Period applicable to such LIBOR Loan and bearing an interest rate to the applicable interest rate for such LIBOR Period.

                  (e) Breakage Fees. Without duplication under any other provision hereof, if any Bank incurs any loss, cost or expense including, without limitation, any loss of profit and loss, cost, expense or premium reasonably incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any LIBOR Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to the Banks as a result of any of the following events other than any such occurrence as a result in the change of circumstances described in Sections 5(a) and (b):

                           (i) any payment, prepayment or conversion of a LIBOR Loan on a date other than the last day of its Interest Period (whether by acceleration, prepayment or otherwise);

                           (ii) any failure to make a principal payment of a LIBOR Loan on the due date thereof; or

                           (iii) any failure by the Borrower to borrow, continue, prepay or convert to a LIBOR Loan on the dates specified in a notice given pursuant to Section 2(b) or 4(c) hereof;

         then the Borrower shall pay to such Bank such amount as will reimburse such Bank for such loss, cost or expense. If any Bank makes such a claim for compensation, it shall furnish to Borrower and Agent a statement setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such statement shall be conclusive and binding absent manifest error.

     6. Collateral Security. To secure the performance by Borrower of its obligations hereunder, and under the Note and Security Instruments, whether now or hereafter incurred, matured or unmatured, direct or contingent, joint or several, or joint and several, including extensions, modifications, renewals and increases thereof, and substitutions therefore, Borrower shall contemporaneously with or prior to the execution of this Agreement and the Notes, grant and assign to Agent for the ratable benefit of the Banks a first and prior Lien on the Rig, together with an assignment of the insurance covering such Rig, the charter hire, drilling contract earnings and revenues of the Rig. All agreements and obligations arising out of Rate Management Transactions between Borrower and the Banks or their Affiliates shall be secured by the Collateral and paid on a pari passu basis with the indebtedness and obligations of Borrower under this Agreement and the other Loan Documents. The Rig and other collateral in which Borrower has herewith granted or hereafter grants to Agent for the ratable benefit of the Banks a first and prior Lien (to the satisfaction of the Agent) in accordance with this Section 6, as such properties and interests are from time to time constituted, are hereinafter collectively called the "Collateral."

         The granting and assigning of such security interests and Liens by Borrower shall be pursuant to Security Instruments in form and substance reasonably satisfactory to the Agent. Borrower will cause to be executed and delivered to the Agent, in the future, additional Security Instruments if the Agent reasonably deems such are necessary to insure perfection or maintenance of Banks' Liens in the Collateral or any part thereof.

         In addition to the granting of the first and prior Liens referred to above, Borrower shall also (i) grant to the Banks a negative pledge on all of its other assets and (ii) provide the Guaranties.

         7.       Fees.

                  (a) Unused Fee. Borrower shall pay to Agent for the ratable benefit of the Banks an unused commitment fee (the "Unused Commitment Fee") equivalent to the Unused Commitment Fee Rate times the daily average of the unadvanced portion of the Revolving Commitment. The Unused Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter beginning September 30, 2000 with the final fee payment due on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid. In the event the Revolving Commitment terminates on any date prior to the end of any such monthly period, Borrower shall pay to the Agent for the ratable benefit of the Banks, on the date of such termination, the total Unused Commitment Fee due for the period in which such termination occurs.

                  (b) Agency Fees. Borrower shall pay to the Agent certain fees for acting as Agent hereunder in the amounts previously agreed between Borrower and the Agent.

         8.       Prepayments.

                  (a)  Voluntary  Prepayments.  Subject  to  the  provisions  of
         Section 5(e) hereof, the Borrower may at any time and from time to time, without penalty or premium, prepay the Notes, in whole or in part. Each such prepayment shall be made on at least three (3) Business Days' notice to Agent in the case of LIBOR Loan Tranches and on one (1) Business Day's notice in the case of Base Rate Loans and shall be in a minimum amount of (i) $500,000 or any integral multiples thereof (or the unpaid balance of the Notes, whichever is less), for Base Rate Loans, plus accrued interest thereon and (ii) $1,000,000 or any integral multiples thereof

         (or the unpaid balance on the Notes, whichever is less) for LIBOR Loans, plus accrued interest thereon to the date of prepayment.

                  (b) Mandatory Prepayment. In the event the Total Outstandings ever exceed the Revolving Commitment, the Borrower shall immediately prepay, without premium or penalty, subject to the provisions of
         Section 5(e) hereof with respect to LIBOR Loans, the principal amount of the Notes in an amount at least equal to such excess plus accrued but unpaid interest thereon to the date of such prepayment.

         9. Representations and Warranties. In order to induce the Banks to enter into this Agreement, Borrower hereby represents and warrants to the Banks (which representations and warranties will survive the delivery of the Notes) that:

                  (a) Creation and Existence. Borrower is a company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is duly qualified in all jurisdictions wherein failure to qualify may result in a Material
         Adverse Effect. Atwood is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is duly qualified in all jurisdictions wherein failure to qualify may result in a Material Adverse Effect. Deep Seas is a limited partnership duly formed, validly existing and in good standing under the laws of the state of its formation and is duly qualified in all jurisdictions wherein failure to qualify may result in a Material Adverse Effect. The Borrower and the Guarantors each have all power and authority to own their respective properties and assets and to transact the business in which it is engaged.

                  (b) Power and Authority. Borrower is duly authorized and empowered to create and issue the Notes; and Borrower is duly authorized and empowered to execute, deliver and perform its obligations under the Loan Documents to which it is a party, including this Agreement; and all corporate action on Borrower's part requisite for the due creation and issuance of the Notes and on Borrower's part requisite for the due execution, delivery and performance of the Loan Documents, including this Agreement, has been duly and effectively taken. Each Guarantor is duly authorized and empowered to execute, deliver and perform its obligations under the Loan Documents to which it is a party, including this Agreement and its Guaranty; all corporate action on each Guarantor's part requisite for the due execution, delivery and performance of the Loan Documents to which it is a party, including this Agreement and the Guaranty, has been duly and effectively taken.

                  (c) Binding Obligations. This Agreement does, and the Notes and other Loan Documents upon their creation, issuance, execution and delivery will, constitute valid and binding obligations of Borrower, enforceable in accordance with its respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency, or similar debtor relief laws now or hereafter in effect and relating to or affecting the enforcement of creditors rights generally). This Agreement does and the Guaranty upon its creation, issuance, execution and delivery will, constitute valid and binding obligations of each Guarantor enforceable in accordance with its respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency, or similar debtor relief laws now or hereafter in effect and relating to or affecting the enforcement of creditors rights generally).

                  (d) No Legal Bar or Resultant Lien. The Notes and the Loan Documents, including this Agreement and the Guaranty, do not and will not, to the best of Borrower's and each Guarantor's knowledge, violate any provisions of any material contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Borrower or either Guarantor is subject, or result in the creation or imposition of any lien or other encumbrance upon any assets or properties of Borrower or either Guarantor, other than those contemplated by this Agreement.

                  (e) No Consent. Neither the execution, delivery and performance by Borrower of the Notes and the Loan Documents, including this Agreement nor the execution, delivery and performance by the Guarantors of this Agreement and the Guaranty, requires the consent or approval of any other person or entity, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

                  (f) Financial Condition. The audited Financial Statements of Atwood dated September 30, 1999 and the unaudited Financial Statements of Atwood dated March 31, 2000, which have been delivered to the Agent are complete and correct in all material respects, and fairly and accurately reflect in all material respects the financial condition and results of the operations of Atwood as of the date or dates and for the period or periods stated. No change has since occurred in the condition, financial or otherwise, of Borrower which is reasonably expected to have a Material Adverse Effect, except as disclosed to the Banks in Schedule "2" attached hereto.

                  (g) Liabilities. Neither Borrower nor any Subsidiary has any material (individually or in the aggregate) liability, direct or contingent, except as disclosed to the Banks in the Financial Statements and on Schedule "3" attached hereto. No unusual or unduly burdensome restrictions, restraint, or hazard exists by contract, law or governmental regulation or otherwise relative to the business, assets or properties of Borrower or any Subsidiary which is reasonably expected to have a Material Adverse Effect.

                  (h) Litigation. Except as described in the Financial Statements, or as otherwise disclosed to the Banks in Schedule "4" attached hereto, there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the
         knowledge of the officers of Borrower or any Subsidiary threatened against or affecting Borrower or any Subsidiary which involves the possibility of any judgment or liability not fully covered by insurance, and which is reasonably expected to have a Material Adverse Effect.

                  (i) Taxes; Governmental Charges. Borrower and each of its Subsidiaries have filed all tax returns and reports required to be filed and has paid all taxes, assessments, fees and other governmental charges levied upon it or its assets, properties or income which are due and payable, including interest and penalties, the failure of which to pay could reasonably be expected to have a Material Adverse Effect, except such as are being contested in good faith by appropriate proceedings and for which adequate reserves for the payment thereof as required by GAAP has been provided and levy and execution thereon have been stayed and continue to be stayed.

                  (j) Titles, Etc. Borrower and each of its Subsidiaries have good and defensible title to all of their respective assets, including without limitation, the Rig, free and clear of all liens or other encumbrances except Permitted Liens.

                  (k) Defaults. Neither Borrower nor any Subsidiary is in default and no event or circumstance has occurred which, but for the passage of time or the giving of notice, or both, would constitute a default under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other agreement or instrument to which Borrower or any Subsidiary are a party in any respect that would be reasonably expected to have a Material Adverse Effect. No Event of Default hereunder has occurred and is continuing.

                  (l) Casualties; Taking of Properties. Since the dates of the latest Consolidated Financial Statements of Atwood delivered to Banks, neither the business nor the assets or properties of Borrower or any Subsidiary have been affected (to the extent it is reasonably likely to cause a Material Adverse Effect) as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

                  (m) Use of Proceeds; Margin Stock. The availability under the Revolving Commitment will be used by Borrower for general corporate purposes other than hostile acquisitions. Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U.

                  Neither Borrower nor any person or entity acting on behalf of Borrower has taken or will take any action which might cause the loans hereunder or any of the Loan Documents, including this Agreement, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

                  (n) Location of Business and Offices. The principal place of business and chief executive offices of Borrower is located at the address stated in Section 16 hereof.

                  (o) Compliance with the Law. To the best of Borrower's knowledge, neither Borrower nor any Subsidiary:

                           (i) is in violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation to which Borrower, or any of its assets or properties are subject; or

                           (ii) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its assets or properties or the conduct of its business;

         which violation or failure is reasonably expected to have a Material Adverse Effect.

                  (p) No Material Misstatements. No information, exhibit or report furnished by Borrower to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

                  (q) ERISA. Borrower and each Subsidiary is in compliance in all material respects with the applicable provisions of ERISA, and no "reportable event", as such term is defined in Section 403 of ERISA, has occurred with respect to any Plan of Borrower.

                  (r) Public Utility Holding Company Act. Borrower is not a "holding company", or "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (s)      Environmental Matters.

                           (i) The Borrower has duly complied in all material respects with, and the Rig and other properties and operations are in compliance in all material respects with, the provisions of all applicable environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder of all Governmental Authorities unless such compliance would violate the laws or regulations of the jurisdiction in which the Rig is operating.

                           (ii) As of the date of this Agreement, except as disclosed to the Agent in writing or Schedule "6" hereto, the Borrower has received no notice from any Governmental Authority, and has no knowledge, of any fact(s) which constitute a violation of any applicable environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder of all Governmental Authorities, which relate to the use or ownership of the Rig or other properties owned or operated by the Borrower.

                           (iii) The Borrower has been issued all required permits, licenses, certificates and approvals of all Governmental Authorities relating to (i) air emissions, (ii) discharges to surface water or ground water, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, operation, storage, transportation, treatment, recycling or disposal of Hazardous Substances or (vi) other environmental, health or safety matters necessary for the ownership or operation of the Rig or other properties owned or operated by the Borrower and such permits, licenses, certificates and approvals are in full force and effect on the date of this Agreement.

                           (iv) Except as  disclosed  to the Agent in writing or
                  Schedule "6" hereto, to the best of the Borrower's knowledge, except in accordance with a valid governmental permit, license, certificate or approval, there has been no spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on the Rig or other properties and operations owned or operated by the Borrower required to be reported to any Governmental Authority.

                           (v) Except as disclosed to the Agent in writing or Schedule "6" hereto, there has been no material complaint, compliance order, compliance schedule, notice letter, notice of citation or other similar notice from any environmental agency which concerns the operations of the Rig or other properties owned or operated by the Borrower.

                  (t) Liens. Except (i) as disclosed on Schedule "1" hereto and (ii) for Permitted Liens, the assets and properties of Borrower are free and clear of all liens and encumbrances.

                  (u) Subsidiaries. All of Borrower's Subsidiaries are listed on Schedule "5" hereto.

         10.      Conditions of Lending.

                  (a) The effectiveness of this Agreement, and the obligation to make the initial Advance under the Revolving Commitment shall be subject to satisfaction of the following conditions precedent:

                           (i) Execution and Delivery. Borrower shall have executed and delivered the Agreement, the Notes, the First Naval Mortgage, the Assignments of Insurance, the Assignments of Charter Hire, Drilling Contracts and Revenue and Earnings and other required documents, all in form and substance satisfactory to the Agent;

                           (ii) Guarantors' Execution and Delivery. Each Guarantor shall have executed and delivered to Agent this Agreement, the Guaranty and other required documents, all in form and substance satisfactory to Agent;

                           (iii) Legal Opinion. The Agent and the Banks shall have received from Borrower's U.S., Cayman and Panamanian legal counsel a favorable legal opinion in form and substance satisfactory to Agent;

                           (iv) Corporate Resolutions. The Agent shall have received appropriate certified corporate resolutions of the Borrower, Atwood and the general partner of Deep Seas;

                           (v) Good Standing. The Agent shall have received evidence of existence and good standing for Borrower and the Guarantors;

                           (vi) Incumbency. The Agent shall have received a signed certificate of Borrower and each Guarantor certifying the names of the officers of Borrower and the Guarantors (or, in the case of Deep Seas, its general partner) authorized to sign loan documents on behalf of Borrower and the Guarantors, together with the true signatures of each such officer. The Agent may conclusively rely on such certificate until the Agent receives a further certificate of Borrower or the Guarantors canceling or amending the prior certificate and submitting signatures of the officers, named in such further certificate;

                           (vii) Memorandum and Articles of Association. The Agent shall have received copies of the Memorandum and
                  Articles of Association of Borrower and all amendments thereto, certified by the appropriate Governmental Authority of the jurisdiction of its incorporation, and a copy of the bylaws, if any, of Borrower certified by Borrower as being true, correct and complete;

                           (viii) Confirmation of Class. The Agent shall have received satisfactory confirmation of class certificate for the Rig from the American Bureau of Shipping dated within thirty (30) days of the Effective Date showing the Rig to be classified as Maltese Cross A1 Column Stabilized Drilling Units dated within thirty (30) days of the Effective Date;

                           (ix) Payment of Fees. The Agent shall have received payment in full of all fees due at the Effective Date;

                           (x) Payment of Other Indebtedness. The Agent shall have received satisfactory evidence of the payment in full of all amounts owed Bank One, Texas, N.A. and certain other financial institutions under the provisions of that certain Credit Agreement dated as of July 17, 1997;

                           (xi) Release of Liens on Rig. The Agent shall have received satisfactory evidence of release of all other Liens (other than Permitted Liens) on the Rig;

                           (xii) Insurance.  Agent shall have received copies of
                  all of Borrower's insurance on the Rig, including but not limited to hull and machinery insurance, protection and indemnity insurance and pollution insurance, all in form and substance satisfactory to the Agent and its insurance consultant;

                           (xiii)  Appraisal.  The Agent shall have  received an
                  initial desk top appraisal of the Rig prepared by an independent appraisal firm or offshore drilling rig brokerage firm acceptable to the Agent, said appraisal to be satisfactory to the Agent, provided, however, the Rig shall have an appraised fair market value of at least $95,000,000 and an orderly liquidation appraisal value of at least $75,000,000;

                           (xiv) First Naval Mortgage. The Agent shall have received evidence of the filing of the First Naval Mortgage with the appropriate authorities in the necessary filing jurisdictions in Panama;

                           (xv)     Representation    and    Warranties.     The
                  representations and warranties of Borrower under this Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                           (xvi) No Event of Default. No Default or Event of Default shall have occurred and be continuing;

                           (xvii) Other Documents. Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Bank or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Agent; and

                           (xviii) Legal Matters Satisfactory.  All legal
                  matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Agent retained at the expense of Borrower.

                  (b) The obligation of the Banks to make any Advance on the Revolving Commitment (including the initial Advance) shall be subject to the following additional conditions precedent that, at the date of making each such Advance and after giving effect thereto:

                           (i) Representation and Warranties. The representations and warranties of Borrower under this Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                           (ii) No Event of Default. No Default or Event of Default shall have occurred and be continuing;

                           (iii) Other Documents. Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Agent or its counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Agent; and

                           (iv) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Agent retained at the expense of Borrower.

         11. Affirmative Covenants. The Borrower covenants and agrees with the Banks and the Agent that, so long as any Revolving Commitment, Revolving Loan or any fee, expense, or any other amount payable under any Loan Document shall remain unpaid and outstanding:

                  (a) Financial Statements and Reports. Borrower shall promptly furnish to the Agent for delivery to the Banks from time to time upon request such information regarding the business and affairs and financial condition of Borrower, as the Banks may reasonably request, and will furnish, or cause Atwood to furnish, to the Agent for delivery to the Banks:

                           (i) Annual Financial Statements. As soon as available, and in any event within one hundred twenty (120) days after the close of each fiscal year, the annual audited consolidated Financial Statements and unaudited consolidating Financial Statements of Atwood, prepared in accordance with GAAP and in a manner consistent with prior years;

                           (ii) Quarterly Financial Statements. As soon as available, and in any event within sixty (60) days after the end of each calendar quarter of each year (except the last calendar quarter of any fiscal year), the quarterly unaudited consolidated and consolidating Financial Statements of Atwood prepared in accordance with GAAP and in a manner consistent with prior periods;

                           (iii) Rig  Employment  Report.  As soon as available,
                  and in any event within sixty (60) days of the end of each calendar quarter of each year, the quarterly Rig employment report of Borrower setting forth the location, charter, term, and rate for the Rig as of the date of such report, such reports to be in form and substance satisfactory to Agent; and

                           (iv) Annual Appraisals.  As soon as available, and in
                  any event within ninety (90) days after the close of each fiscal year of Borrower, an annual desk top appraisal on the Rig prepared by an independent appraisal firm or offshore drilling brokerage firm chosen by the Agent and reasonably acceptable to Borrower;

                           (v) Additional Information. Promptly upon request of the Agent from time to time any additional financial information or other information that the Agent may reasonably request.

         All such reports, information, balance sheets and Financial Statements referred to in Subsection 11(a) above shall be in such detail as the Agent may reasonably request.

                  (b) Certificates of Compliance. Concurrently with the furnishing of the annual Financial Statements pursuant to Subsection 11(a)(i) hereof and the quarterly unaudited Financial Statements pursuant to Subsection 11(a)(ii) hereof, Borrower will furnish or cause to be furnished to the Agent a certificate in the form of Exhibit "D" attached hereto, signed by the President or Chief Financial Officer of Borrower, which certificate may be combined with the certificate furnished by the Guarantors pursuant to Section 11(b) of the Guarantor's Credit Agreement.

                  (c) Taxes and Other Liens. Borrower shall and shall cause each Subsidiary to pay and discharge promptly all lawful taxes, assessments and governmental charges or levies imposed upon Borrower or any Subsidiary or upon the income or any assets or property of

         Borrower or any Subsidiary as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien or other encumbrance upon any or all of the assets or property of Borrower or any Subsidiary and which could reasonably be expected to result in a Material Adverse Effect; provided, however, that the Borrower and its Subsidiaries shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted, levy and execution thereon have been stayed and continue to be stayed and if Borrower or Subsidiary shall have set up adequate reserves therefor, if required, under GAAP.

                  (d) Compliance with Laws. Borrower shall and shall cause each Subsidiary to observe and comply with all applicable laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, orders and restrictions relating to environmental standards or controls or to energy regulations of all federal, state, county, municipal and other governments, departments, commissions, boards, agencies, courts, authorities, officials and officers, domestic or foreign, where the failure to so observe and comply is reasonably expected to have a Material Adverse Effect.

                  (e) Further Assurances. Borrower will cure promptly any defects in the creation and issuance of the Note and the execution and delivery of the Notes and the Loan Documents, including this Agreement. Borrower at its sole expense will promptly execute and deliver to Agent upon its reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements in this Agreement, or to correct any omissions in the Note or more fully to state the obligations set out herein.

                  (f) Performance of Obligations. Borrower will pay the Notes and other obligations incurred by it hereunder according to the reading, tenor and effect thereof and hereof.

                  (g) Insurance. The Borrower and each Subsidiary now maintains and will continue to maintain insurance with financially sound and reputable insurers with respect to their respective assets against such liabilities, fires, casualties, risks and contingencies and at such types and amounts as is customary in the case of persons engaged in the same or similar businesses or similarly situated and in amounts which are consistent with prudent business practices. Upon the request of the Agent, the Borrower will furnish or cause to be furnished to the Agent from time to time a summary of each respective insurance company of the Borrower and its Subsidiaries, will provide the Agent with copies of all policies covering the Rig, and, if requested, will furnish the Agent with copies of the applicable policies covering their other material assets. In addition, the Borrower shall maintain the following insurance on the Rig:

                           (i) The Borrower shall insure, or cause to be insured, the Rig pursuant to the terms of Article I, Section 15 of the First Naval Mortgage. The Borrower will promptly notify the Agent of any material changes in such insurances or any change in the underwriters or clubs providing such insurances. The Borrower shall annually but no later than the anniversary date of this Agreement furnish the Agent with evidence of all such insurance policies currently in force.

                           (ii) If no Default or Event of Default  has  occurred
                  and is continuing, the Borrower shall be entitled to the proceeds of any hull or machinery insurance to restore, rebuild or repair a Rig in the event of less than a total, constructive total or compromised total loss of a Rig as determined by Borrower's insurers to the reasonable satisfaction of the Agent. If a Default or Event of Default has occurred and is continuing at the date of any such loss or if the loss is a total, constructive total or compromised total loss, then, in such event, the proceeds shall be paid to the Banks and applied ratably as a prepayment on the principal amount of the Notes.

                  (h) Accounts and Records. Borrower and each Subsidiary will keep books, records and accounts in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities, prepared in a manner consistent with prior years, subject to changes suggested by Borrower's or any Subsidiary's auditors.

                  (i) Right of Inspection. Borrower and each Subsidiary will permit any officer, employee or agent of the Agent, at its expense, to
         (A) examine Borrower's and each Subsidiary's books, records and accounts, and take copies and extracts therefrom, and (B) inspect the Rig, all at such reasonable times during normal business hours and as often as the Agent may reasonably request.

                  (j) Notice of Certain Events. Borrower shall promptly notify the Agent if Borrower learns of the occurrence of (i) any event which constitutes an Event of Default together with a detailed statement by Borrower of the steps being taken to cure the Event of Default; or (ii) any legal, judicial or regulatory proceedings affecting Borrower, any Subsidiary, or any of the material assets or properties of Borrower or any Subsidiary which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; or (iii) any dispute between Borrower or any Subsidiary and any governmental or regulatory body or any other person or entity which, if adversely determined, might reasonably be expected to cause a Material Adverse Effect; or
         (iv) any other matter which in Borrower's opinion is reasonably expected to have a Material Adverse Effect.

                  (k) ERISA Information and Compliance. Borrower shall and shall cause each Subsidiary to promptly furnish to the Agent immediately upon becoming aware of the occurrence of any "reportable event", as such term is defined in Section 4043 of ERISA, or of any "prohibited transaction", as such term is defined in Section 4975 of the Internal Revenue Code of 1954, as amended, in connection with any Plan or any trust created thereunder, a written notice signed by the chief financial officer of Borrower or such Subsidiary specifying the nature thereof, what action Borrower or such Subsidiary is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto.

                  (l)      Environmental Compliance.

                           (i) The  Borrower  and the  Subsidiaries  will comply
                  with and will use their best efforts to cause their agents, contractors and sub-contractors (while such Persons are acting within the scope of their contractual relationship with the Borrower and the Subsidiaries) to so comply with (A) all applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Authorities and (B) the terms and conditions of all applicable permits, licenses, certificates and approvals of all Governmental Authorities now or hereafter granted or obtained with respect to the Rig or other properties owned or operated by the Borrower or the Subsidiaries unless such compliance would violate the laws or regulations of the jurisdictions in which the Rig are operating.

                           (ii) The Borrower and the Subsidiaries will use their
                  best efforts and safety practices to prevent the unauthorized release, discharge, disposal, escape or spill of Hazardous Substances on or about the Rig or other properties owned or operated by the Borrower or the Subsidiaries.

                  (m) Environmental Notifications. The Borrower shall notify the Agent, in writing, within five (5) Business Days of any of the following events occurring after the date of this Agreement:

                           (i) Any written  notification made by Borrower or any
                  of the Subsidiaries to any federal, state or local environmental agency required under any federal, state or local environmental statute, regulation or ordinance relating to a spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on, the Rig or other properties and operations owned or operated by the Borrower or any Subsidiary.

                           (ii) Knowledge by an officer of the Borrower or any Subsidiary of receipt of service by Borrower or any Subsidiary of any complaint, compliance order, compliance schedule, notice letter, notice of violation, citation or other similar notice or any judicial demand by any court, federal, state or local environmental agency, alleging (A) any spill, unauthorized discharge or release of any Hazardous Substance to the environment from, or as a result of the operations on, the Rig or other properties owned or operated by the Borrower or any Subsidiary or (B) violations of applicable laws, regulations or permits regarding the generation, storage, handling, treatment, transportation, recycling, release or disposal of Hazardous Substances on or as a result of operations on the Rig or other properties and operations owned or operated by the Borrower or the respective Subsidiary.

                           (iii) It is understood by the parties hereto that the
                  aforementioned notices are solely for the Agent's information, may not otherwise be required by any federal, state or local environmental laws, regulations or ordinances, and are to be considered confidential information by the Banks and the Agent.

                           (iv) The term  "environmental  agency" as used herein
                  shall include, but not be limited to, the United States Environmental Protection Agency, the United States Coast Guard, the United States Mineral Management Service, the United States Department of Transportation (in its administration of the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801, et seq.) and other analogous or similar Governmental Authorities regulating or administering statutes, regulations or ordinances relating to or imposing liability or standards of conduct concerning the generation, storage, use, production, transportation, handling, treatment, recycling, release or disposal of any Hazardous Substance.

                  (n)      Environmental Indemnifications.

                           (i) The Borrower  hereby agrees to indemnify and hold
                  the Agent and the Banks jointly and severally harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever asserted against the Agent and the Banks with respect to or as a direct result of the presence, escape, seepage, spillage, release, leaking, discharge or migration from any Rig or other properties owned or operated by the Borrower or any Subsidiary of any Hazardous Substance, including without limitation, any claims asserted or arising under any applicable environmental, health and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder of all Governmental Authorities, regardless of whether or not caused by or within the control of the Borrower or any Subsidiary.

                           (ii) It is the parties'  understanding that the Agent
                  and the Banks do not now, have never and do not intend in the future to exercise any operational control or maintenance over the Rig or any other properties and operations owned or operated by the Borrower or any Subsidiary, nor have they in the past, presently, or intend in the future to, maintain an ownership interest in the Rig or any other properties owned or operated by the Borrower or any Subsidiary except as may arise upon enforcement of the Agent's rights under the First Naval Mortgage.

                           (iii)  Should,   however,  the  Agent  or  the  Banks
                  hereafter exercise any ownership interest in or operational control over the Rig or any other properties owned or operated by the Borrower or any Subsidiary, e.g., including but not limited to, through foreclosure, then the above stated indemnity and hold harmless shall be limited with respect to any actions or failures to act by the Agent or the Banks subsequent to exercising such interest or operational control, to the extent such action or inaction by the Agent or the Banks is admitted by the Agent or the Banks is found by a court of competent jurisdiction to have caused or made worse any condition for which liability is asserted, including but not limited to, the presence, escape, seepage, spillage, leaking, discharge or migration on or from the Rig or other properties owned or operated by the Borrower or any Subsidiary of any Hazardous Substance.

                  (o) Change of Principal Place of Business. Borrower shall give Agent at least thirty (30) days prior written notice of its intention to move its principal place of business from the address set forth in
         Section 16 hereof.

                  (p) Payables and Other Indebtedness. Borrower and each Subsidiary shall pay their trade payables and other Debt that arise in the ordinary course of business promptly as they become due except to the extent any such trade payables or Debt are being contested in good faith.

                  (q) Collateral Maintenance. The Borrower shall maintain as Collateral at all times the Rig with (i) an aggregate fair market appraised value of at least 125% of the Revolving Commitment, and (ii) a liquidation appraised value of at least 100% of the Revolving Commitment. In the event the foregoing required Collateral maintenance is not met, the Borrower will either reduce the Revolving Commitment to a level supported by the Collateral (as required above) or pledge additional Collateral acceptable to Agent within thirty (30) days.

                  (r) Maintenance of Rig. The Borrower will maintain, or cause to be maintained, the Rig in the highest classification for such drilling rigs with the American Bureau of Shipping or such other classification society as the Agent may approve.

                  (s) Rate Management Transactions. The Borrower shall promptly perform all obligations and promptly pay all amounts due any Lender under any Rate Management Transaction.

         12. Negative Covenants. The Borrower covenants and agrees, and with respect to Subsections 12(b), (c), (d), (e) and (f), the Guarantors covenant and agree, with the Banks, the Agent that, so long as any Revolving Commitment, Revolving Loan or any fee, expense, or any other amount payable under any Loan Document shall remain unpaid and outstanding:

                  (a) Negative Pledge. Neither the Borrower nor any of its Subsidiaries shall without the prior written consent of the Banks:

                           (i) create, incur, assume or permit to exist any Lien, security interest or other encumbrance on any of its assets or properties now owned or hereafter acquired, except Permitted Liens; or

                           (ii) sell,  lease,  transfer or otherwise dispose of,
                  in any fiscal year, any of its material assets or properties, except for (1) sales, leases, transfers, charters (including drilling contracts) or other dispositions made in the ordinary course of the Borrower's business and (2) sales, leases, transfers, charters (including drilling contracts) or other dispositions between Borrower and a Subsidiary, and (3) sales, leases, transfers, charters (including drilling contracts) or other dispositions of its assets (other than Collateral) which, on a pro forma basis after giving effect thereto, do not result in a violation of Subsections 12(b), (c), (d), (e) or (f).

                  (b) Current Ratio. Guarantors will not allow the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.25 to 1.0 as of the end of any fiscal quarter.

                  (c) Funded Debt to EBITDA. Guarantors will not allow the ratio of (i) Consolidated Funded Debt to (ii) Consolidated EBITDA to be greater than (A) 2.75 to 1.0 as of the end of any fiscal quarter from the Effective Date to June 30, 2001, and (B) 2.5 to 1.0 as of the end of any fiscal quarter thereafter.

                  (d) Interest Coverage Ratio. Guarantors will not allow the ratio of Consolidated EBITDA to Consolidated Interest Expense to be less than (i) 2.5 to 1.0 as of the end of any fiscal quarter from the Effective Date to June 30, 2001, and (ii) 3.0 to 1.0 as of the end of each fiscal quarter thereafter.

                  (e) Funded Debt to Tangible Net Worth. Guarantors will not allow the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth to be more than .9 to 1.0 as of the end of any fiscal quarter.

                  (f) Tangible Net Worth. Guarantors will not allow the Consolidated Tangible Net Worth to be less than $163,000,000 plus fifty percent (50%) of Consolidated Net Income, if positive, after the Effective Date, plus 75% of the proceeds of any sale of equity after the Effective Date, tested at the end of each fiscal quarter.

                  (g) Consolidations and Mergers. Neither the Borrower nor any Subsidiary will consolidate or merge with or into any other Person, except that the Borrower or any Subsidiary may merge with another Person if Borrower or such Subsidiary is the surviving entity in such merger, and any Subsidiary may merge with any Subsidiary, if, after giving effect to any such merger or consolidation, no Default or Event of Default shall have occurred and be continuing.

                  (h) Debts, Guaranties and Other Obligations. Neither the Borrower nor any of the Subsidiaries will incur, create, assume or in any manner become or be liable in respect of any Debt, nor will Borrower or any Subsidiary guarantee or otherwise in any manner become or be liable in respect of any indebtedness, liabilities or other obligations of any other person or entity, whether by agreement to purchase the indebtedness of any other person or entity or agreement for the furnishing of funds to any other person or entity through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other person or entity, or otherwise, except that the foregoing restrictions shall not apply to:

                           (i)      the Notes and any renewal or increase
                  thereof; or

                           (ii) taxes,  assessments or other government  charges
                  which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor and levy and execution thereon have been stayed and continue to be stayed; or

                           (iii) additional indebtedness for borrowed money which, together with the indebtedness permitted by Section 12(h)(iii) of the Guarantors' Credit Agreement, does not exceed $10,000,000 in the aggregate outstanding at any time; or

                           (iv) intercompany indebtedness between Borrower and Guarantors permitted by Guarantors' Credit Agreement; or

                           (v) intercompany indebtedness between Borrower or any
                  Subsidiary of Borrower and Atwood or any subsidiary of Atwood in an amount not greater than the principal amount outstanding as of March 31, 2000; or

                           (vi) additional intercompany indebtedness payable by Borrower or any Subsidiary of Borrower to Atwood or any Subsidiary of Atwood which, together with the indebtedness permitted by Section 12(h)(vii) of the Guarantors' Credit Agreement, does not exceed $5,000,000 in the aggregate; or

                           (vii) indebtedness for insurance premiums incurred in the ordinary course of business; or

                           (viii) renewals or extensions (but not increases in) of any or all of the foregoing.

                  (i) Dividends. Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such, except the foregoing shall not apply to dividends from Borrower to Atwood.

                  (j) Loans and Advances. Neither Borrower nor any of its Subsidiaries shall make or permit to remain outstanding any loans or advances to or in any person or entity, except that the foregoing restriction shall not apply to:

                           (i) loans or  advances to any  person,  the  material
                  details of which have been set forth in the Financial Statements of Atwood heretofore furnished to Banks or on Schedule "7" hereto; or

                           (ii) inter-company loans or advances between the Borrower and the Guarantors permitted by the Guarantors' Credit Agreement; or

                           (iii) additional loans and advances to Subsidiaries of Atwood or Borrower which together with the loans and advances permitted by Section 12(j)(iii) of the Guarantors' Credit Agreement, do not exceed $5,000,00 in the aggregate; or

                           (iv) loans or advances to  employees  incurred in the
                  ordinary course of business not to exceed $50,000 in the aggregate outstanding at any time.

                  (k) Sale or Discount of Receivables. Neither Borrower nor any Subsidiary will discount or sell with recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable.

                  (l) Nature of Business. Neither Borrower nor any Subsidiary will permit any material change to be made in the character of its business as carried on at the date hereof.

                  (m) Transactions with Affiliates. Neither Borrower nor any Subsidiary will enter into any transaction with any Affiliate, except transactions upon terms that are no less favorable to it than would be obtained in a transaction negotiated at arm's length with an unrelated third party.

                  (n) Investments. Neither Borrower nor any Subsidiary shall make any investment in any person or entity, except such restriction shall not apply to:

                           (i) investments existing at the Effective Date as disclosed in the Financial Statements;

                           (ii)     investments in Subsidiaries; and

                           (iii)    investments consisting of Cash Equivalents.

                  (o) Amendment to Charter Documents. Neither Borrower nor any Subsidiary will permit any amendment to its Memorandum and Articles of Association or equivalent charter document.

                  (p) Management of Rig. Borrower will not change the flag, class, ownership, management or control of the Rig without the prior written consent of the Agent.

                  (q)      Charter of Rig.

                           (i) Borrower shall not cause or allow the Rig to be bareboat chartered to any party other than a Subsidiary without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

                           (ii) In the case of any  bareboat or time  charter of
                  any Rig to any Subsidiary of the Borrower, Borrower shall execute and deliver to the Agent an assignment of drilling contract revenues and earnings similar in form and substance to the Assignment of Charter Hire, Drilling Contract Revenues and Earnings entered into by the Borrower and dated of even date herewith.

                  (r) Modification of Rig. Borrower shall not cause or allow any change in the physical characteristics of the Rig that would, in the reasonable judgment of the Agent, materially interfere with the suitability of the Rig for normal commercial offshore drilling operations, the consent of the Agent to any such modification not to be unreasonably withheld.

                  (s) Sale of Rig, etc. Borrower shall not sell, transfer or assign the Rig, any right to receive the revenue from the Rig or any property serving as collateral for the Revolving

         Commitment; provided, however, that the Borrower may sell, transfer or assign any surplus or scrap equipment from the Rig.

         13. Events of Default. Any one or more of the following events shall be considered an "Event of Default" as that term is used herein:

                  (a) Borrower shall fail to pay when due or declared due the principal of, and the interest on, the Notes, or any fee or any other material indebtedness of Borrower incurred pursuant to this Agreement or any other Loan Document; or

                  (b) Any representation or warranty made under this Agreement, or in any certificate or statement furnished or made to the Banks pursuant hereto, or in connection herewith, or in connection with any document furnished hereunder, shall prove to be untrue in any material respect as of the date on which such representation or warranty is made (or deemed made), or any representation, statement (including financial statements), certificate, report or other data furnished or to be furnished or made under any Loan Document, including this Agreement, proves to have been untrue in any material respect, as of the date as of which the facts therein set forth were stated or certified; or

                  (c) Default shall be made in the due observance or performance of any of the covenants or agreements contained in the Loan Documents, including this Agreement (excluding covenants contained in Section 12 of the Agreement for which there is no cure period), and such default shall continue for more than thirty (30) days after the giving of written notice thereof by the Agent to the Borrower; or

                  (d) Default shall be made in the due observance or performance of the covenants contained in Section 12 of this Agreement; or

                  (e) Default shall be made in respect of any obligation for borrowed money, other than the Notes, for which Borrower or any Subsidiary is liable (directly, by assumption, as guarantor or otherwise), or any obligations secured by any mortgage, pledge or other security interest, lien, charge or encumbrance with respect thereto, on any asset or property of Borrower or any Subsidiary or in respect of any agreement relating to any such obligations unless neither Borrower nor any Subsidiary is liable for same (i.e., unless remedies or recourse for failure to pay such obligations is limited to foreclosure of the collateral security therefor), and if such default shall continue beyond the applicable grace period, if any; or

                  (f) Borrower or any Subsidiary shall commence a voluntary case or other proceedings seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking an appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action authorizing the foregoing; or

                  (g) An involuntary case or other proceeding, shall be commenced against Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; or an order for relief shall be entered against Borrower or any Subsidiary under the federal bankruptcy laws as now or hereinafter in effect; or

                  (h) A final judgment or order for the payment of money in excess of $1,000,000 (or judgments or orders aggregating in excess of $1,000,000) shall be rendered against Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of thirty (30) days unless such judgment or orders are fully covered by insurance or supersedeas bond; or

                  (i) In the event the aggregate principal amount outstanding under the Notes shall at any time exceed the Revolving Commitment established for the Notes, and Borrower shall fail to comply with the provisions of Section 8(b) hereof; or

                  (j)    A Change of Control shall occur; or

                  (k)    A Change of Management shall occur; or

                  (l)    Default shall occur under Guarantors' Credit Agreement.

         Upon occurrence of any Event of Default specified in Subsections 13(f) and (g) hereof, the entire principal amount due under the Notes and all interest then accrued thereon, and any other liabilities of Borrower hereunder, shall become immediately due and payable all without notice and without presentment, demand, protest, notice of protest or dishonor or any other notice of default of any kind, all of which are hereby expressly waived by Borrower. In any other Event of Default, the Agent, upon request of Majority Banks, shall by notice in writing to Borrower declare the principal of, and all interest then accrued on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding. Nothing contained in this Section 13 shall be construed to limit or amend in any way the Events of Default enumerated in the Notes, or any other document executed in connection with the transaction contemplated herein.

         Upon the occurrence and during the continuance of any Event of Default, the Banks are hereby authorized at any time and from time to time and to the extent permitted by applicable law, without notice to Borrower (any such notice being expressly waived by Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any of the Banks to or for the credit or the account of Borrower against any and all of the indebtedness of Borrower under the Notes and the Loan Documents, including this Agreement, irrespective of whether or not the Banks shall have made any demand under the Loan Documents, including this Agreement or the Notes and although such indebtedness may be unmatured. Any amount set-off by any of the Banks shall be applied against the indebtedness owed the Banks by Borrower pursuant to this Agreement and the Notes. The Banks agree promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

         14.      The Agent and the Banks.

                  (a) Appointment and Authorization. Each Bank hereby appoints Agent as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Bank in and under all Loan Documents; (ii) to arrange the means whereby the funds of Banks are to be made available to Borrower under the Loan Documents; (iii) to take such action as may be requested by any Bank under the Loan Documents (when such Bank is entitled to make such request under the Loan Documents); (iv) to receive all documents and items to be furnished to Banks under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Banks; (vi) to promptly distribute to each Bank all material information, requests, documents and items received from Borrower under the Loan Documents; (vii) to promptly distribute to each Bank such Bank's Pro Rata Part of each payment or prepayment (whether voluntary, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents and (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from Banks. Each Bank hereby authorizes Agent to take all actions and to exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. With respect to its commitments hereunder and the Notes issued to it, Agent and any successor Agent shall have the same rights under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include

         Agent and any successor Agent in its capacity as a Bank. Agent and any successor Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with Borrower, and any person which may do business with Borrower, all as if Agent and any successor Agent were not Agent hereunder and without any duty to account therefor to the Banks; provided that, if any payments in respect of any property (or the proceeds thereof) now or hereafter in the possession or control of Agent which may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other business shall be applied to reduction of the obligations of Borrower arising under the Loan Documents, then each Bank shall be entitled to share in such application according to its pro rata part thereof. Each Bank, upon request of any other Bank, shall disclose to all other Banks all indebtedness and liabilities, direct and contingent, of Borrower to such Bank as of the time of such request.

                  (b) Note Holders. From time to time as other Banks become a party to this Agreement, Agent shall obtain execution by Borrower of additional Notes, in the form of Exhibit B hereto, in amounts representing the Revolving Commitment of each such new Bank, up to an aggregate face amount of all Notes not exceeding $50,000,000. The obligation of such Bank shall be governed by the provisions of this Agreement, including but not limited to, the obligations specified in
         Section 2 hereof. From time to time, Agent may require that the Banks exchange their Notes for newly issued Notes to better reflect the Revolving Commitments of the Banks. Agent may treat the payee of any Note as the holder thereof until written notice of transfer has been filed with it, signed by such payee and in form satisfactory to Agent.

                  (c) Consultation with Counsel. Banks agree that Agent may consult with legal counsel selected by Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel. Banks acknowledge that Gardere & Wynne, L.L.P. is counsel for Bank One, both as Agent and as a Bank, and that such firm does not represent any of the other Banks in connection with this transaction.

                  (d) Documents. Agent shall not be under a duty to examine or pass upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith, and Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

                  (e) Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to Banks and Borrower, and Agent may be removed at any time with or without cause by Majority Banks. If no successor Agent has been so appointed by Majority Banks (and approved by Borrower) and has accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of Banks, appoint a successor Agent. Any successor Agent must be approved by Borrower, which approval will not be unreasonably withheld. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
         Section 14 shall continue in effect for its benefit in respect to any actions taken or omitted to be taken by it while it was acting as Agent.

                  (f) Responsibility of Agent. It is expressly understood and agreed that the obligations of Agent under the Loan Documents are only those expressly set forth in the Loan Documents and that Agent, as the case may be, shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless Agent, as the case may be, has actual knowledge of such fact or has received notice from a Bank or Borrower that such Bank or Borrower consider that a Default or an Event of Default has occurred and is continuing and specifying the nature thereof. Neither Agent nor any of their directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable.

                  Agent shall not be responsible to Banks for any of Borrower's recitals, statements, representations or warranties contained in any of the Loan Documents, or in any certificate or other document referred to or provided for in, or received by any Bank under, the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of or any of the Loan Documents or for any failure by Borrower to perform any of its obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

                  The relationship between Agent and each Bank is only that of agent and principal and has no fiduciary aspects. Nothing in the Loan Documents or elsewhere shall be construed to impose on Agent any duties or responsibilities other than those for which express provision is therein made. In performing its duties and functions hereunder, Agent does not assume and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for Borrower or any of its beneficiaries or other creditors. As to any matters not expressly provided for by the Loan Documents, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of all Banks and such instructions shall be binding upon all Banks and all holders of the Notes; provided, however, that Agent shall not be required to take any action which is contrary to the Loan Documents or applicable law.

                  Subject to Section 22 hereof, Agent shall have the right to exercise or refrain from exercising, without notice or liability to the Banks, any and all rights afforded to Agent by the Loan Documents or which Agent may have as a matter of law. Agent shall not have liability to Banks for failure or delay in exercising any right or power possessed by Agent pursuant to the Loan Documents or otherwise unless such failure or delay is caused by the gross negligence of the Agent, in which case only the Agent responsible for such gross negligence shall have liability therefor to the Banks.

                  (g) Independent Investigation. Each Bank severally represents and warrants to Agent that it has made its own independent investigation and assessment of the financial condition and affairs of Borrower in connection with the making and continuation of its participation hereunder and has not relied exclusively on any information provided to such Bank by Agent in connection herewith, and each Bank represents, warrants and undertakes to Agent that it shall continue to make its own independent appraisal of the credit worthiness of Borrower while the Notes are outstanding or its commitments hereunder are in force. Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of Borrower. Other than as provided in this Agreement, Agent shall not have any duty, responsibility or liability to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrower which may come into the possession of Agent.

                  (h) Indemnification. Banks agree to indemnify Agent, ratably according to their respective Revolving Commitments on a Pro Rata basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any proper and reasonable kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Each Bank shall be entitled to be reimbursed by the Agent for any amount such Bank paid to Agent under this Section 14(h) to the extent the Agent has been reimbursed for such payments by Borrower or any other Person. The parties intend for the provisions of this Section to apply to and protect the Agent from the consequences of any liability including strict liability imposed or threatened to be imposed on Agent as well as from the consequences of its own negligence, whether or not that negligence is the sole, contributing or concurring cause of any such liability.

                  (i) Benefit of Section 14. The  agreements  contained  in this
         Section 14 are solely for the benefit of Agent and the Banks and are not for the benefit of, or to be relied upon by, Borrower, any affiliate of Borrower or any other person.

                  (j) Pro Rata Treatment. Subject to the provisions of this Agreement, each payment (including each prepayment) by Borrower and collection by Banks (including offsets) on account of the principal of and interest on the Notes and fees provided for in this Agreement, shall be made Pro Rata; provided, however, in the event that any Defaulting Bank shall have failed to make an Advance as contemplated under Section 3 hereof and Agent or another Bank or Banks shall have made such Advance, payment received by Agent for the account of such Defaulting Bank or Banks shall not be distributed to such Defaulting Bank or Banks until such Advance or Advances shall have been repaid in full to the Bank or Banks who funded such Advance or Advances.

                  (k) Assumption as to Payments. Except as specifically provided herein, unless Agent shall have received notice from Borrower prior to the date on which any payment is due to Banks hereunder that Borrower will not make such payment in full, Agent may, but shall not be required to, assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Borrower shall not have so made such payment in full to Agent, each Bank shall repay to Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Agent, at the interest rate applicable to such portion of the Revolving Loans.

                  (l) Other Financings. Without limiting the rights to which any Bank otherwise is or may become entitled, such Bank shall have no interest, by virtue of this Agreement or the Loan Documents, in (a) any present or future loans from, letters of credit issued by, or leasing or other financial transactions by, any other Bank to, on behalf of, or with Borrower (collectively referred to herein as "Other Financings") other than the obligations hereunder; (b) any present or future guarantees by or for the account of Borrower which are not contemplated by the Loan Documents; (c) any present or future property taken as security for any such Other Financings; or (d) any property now or hereafter in the possession or control of any other Bank which may be or become security for the obligations of Borrower arising under any loan document by reason of the general description of indebtedness secured or property contained in any other agreements, documents or instruments relating to any such Other Financings.

                  (m) Interests of Banks. Nothing in this Agreement shall be construed to create a partnership or joint venture between Banks for any purpose. Agent, Banks and Borrower recognize that the respective obligations of Banks under the Revolving Commitments shall be several and not joint and that neither Agent, nor any of Banks shall be responsible or liable to perform any of the obligations of the other under this Agreement. Each Bank is deemed to be the owner of an undivided interest in and to all rights, titles, benefits and interests belonging and accruing to Agent under the Security Instruments, including, without limitation, liens and security interests in any collateral, fees and payments of principal and interest by Borrower under the Revolving Commitments on a Pro Rata basis. Each Bank shall perform all duties and obligations of Banks under this Agreement in the same proportion as its ownership interest in the Loans outstanding at the date of determination thereof.

                  (n) Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute to Banks any funds which it has received, or whenever Agent in good faith determines that there is any dispute among the Banks about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to the Banks, Agent may invest such funds pending distribution (at the risk of Borrower). All interest on any such investment shall be distributed upon the distribution of such investment and in the same proportions and to the same Persons as such investment. All monies received by Agent for distribution to the Banks (other than to the Person who is Agent in its separate capacity as a Bank) shall be held by the Agent pending such distribution solely as Agent for such Banks, and Agent shall have no equitable title to any portion thereof.

                  (o) Withholding Tax. Each Bank agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrower prior to the time that the Borrower is required to make any payment of principal, interest or fees hereunder, to such Bank, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Bank claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and a Form W-8 and agrees to provide new Forms 4224 or 1001 and Form W-8, upon the expiration of any previously delivered from or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, and agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         15. Exercise of Rights. No failure to exercise, and no delay in exercising, on the part of the Agent or the Banks, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Agent and the Banks hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of the Loan Documents, including this Agreement, or the Note nor consent to departure therefrom, shall be effective unless in writing, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other circumstances without such notice or demand.

     16. Notices. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in writing either by facsimile transmission or personally delivered or couriered or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party as follows: (a) BORROWER: ATWOOD OCEANICS PACIFIC LIMITED, Maples & Calder, P.O. Box 309, Upland House, George Town, Grand Cayman, B.W.I, Facsimile No. (809) 949-8080; Attention: Tim Ridley, with a copy to Guarantors;
GUARANTORS: c/o ATWOOD OCEANICS, INC. and ATWOOD DEEP SEAS, LTD., 15835 Park Ten Place Drive, Houston, Texas 77084, Facsimile No. (281) 492-0345; Attention:
James M. Holland, Senior Vice President and Secretary; (b) AGENT: c/o AGENT, BANK ONE, NA, One Bank One Plaza, 10th Floor, IL1-0362, Chicago, Illinois 60670, Facsimile No. (312) 732-3055, Attention: Kenneth J. Fatur, Vice President and
(c) any Bank at its address shown on any addendum hereto. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or delivered by facsimile as aforesaid or, if mailed, on the third day after it is mailed as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other party pursuant to this Section 16.

     17. Expenses. Borrower shall pay (i) all reasonable and necessary out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, the other Loan Documents, title and other due diligence and closing of the transaction described in this Agreement, any waiver or consent hereunder or any amendment hereof or any default or Event of Default or alleged default or Event of Default hereunder, (ii) all reasonable and necessary out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent in connection with the preparation of any participation agreement for a participant or participants requested by Borrower or any amendment thereof and (iii) if a default or an Event of Default occurs, all reasonable and necessary out-of-pocket expenses incurred by the Banks, including fees and disbursements of counsel, in connection with such default and Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower hereby acknowledges that Gardere & Wynne, L.L.P. is special counsel to Bank One, as Agent and as a Bank, under this Agreement and that it is not counsel to, nor does it represent the Borrower in connection with the transactions described in this Agreement. The

Borrower is relying on separate counsel in the transaction described herein. The Borrower shall indemnify the Banks against any transfer taxes, document taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and filing of the Loan Documents. The obligations of this
Section 17 shall survive any termination of this Agreement, the expiration of the Loans and the payment of the indebtedness of the Borrower to the Banks hereunder and under the Notes.

         18. Indemnity. Borrower agrees to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Banks, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of Borrower to the Banks hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Revolving Loans and the payment of all indebtedness of Borrower to the Banks hereunder and under the Notes, provided that Borrower shall have no obligation under this Section to the Bank with respect to any of the foregoing arising out of the gross negligence or willful misconduct of any Indemnified Party. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. The parties intend for the provisions of this Section to apply to and protect each Indemnified Party from the consequences of any liability including strict liability imposed or threatened to be imposed on Agent as well as from the consequences of its own ordinary negligence, whether or not that negligence is the sole, contributing, or concurring cause of any Claim.

         19. Governing Law. THIS AGREEMENT IS BEING EXECUTED IN PART AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN HOUSTON, HARRIS, COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND ALL OTHER DOCUMENTS AND INSTRUMENTS REFERRED TO HEREIN, UNLESS OTHERWISE SPECIFIED THEREIN.

         20. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provisions shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

         21. Maximum Interest Rate. Regardless of any provisions contained in this Agreement or in any other documents and instruments referred to herein, the Banks shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes any amount in excess of the Maximum Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, or if an acceleration of the maturities of any Notes or if any prepayment by Borrower result in Borrower having paid any interest in excess of the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balance of such
Note is paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to the Banks for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or this Agreement shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate of interest permitted by law, Borrower and the Banks shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the Maximum Rate.

         For purposes of Section 303 of the Texas Finance Code, to the extent applicable to any Lender or Agent, Borrowers agree that the Maximum Rate shall be the "weekly ceiling" as defined in said Chapter, provided that such Lender or Agent, as applicable, may also rely, to the extent permitted by applicable laws of the State of Texas and the United States of America, on alternative maximum rates of interest under the Texas Finance Code or other laws applicable to such Lender or Agent from time to time if greater.

         22. Amendments or Waivers. Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived or discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Majority Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) affected thereby, (i) extend the Maturity Date (it being understood that any waiver of the application of any prepayment of the Revolving Loans or the method of application of any prepayment shall not constitute any such extension), to reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees thereon, or reduce the principal amount thereof, (ii) increase the Revolving Commitment of any Bank over the amount thereof then in effect (it being understood that a waiver of any condition, covenant, Default or Event of Default shall not constitute a change in the terms of any Revolving Commitment of any Bank), (iii) release or permit the release of any Collateral from the Lien of the respective Security Instruments, except as permitted by Sections 12(s) and 12(a)(ii), (iv) amend, modify or waive any provision of this Section 22, (v) reduce the percentage specified in the definition of Majority Banks (it being understood and agreed that, with the consent of the Majority Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of Majority Banks on substantially the same basis as the Revolving Commitments (and related extensions of credit) are included on the Effective Date), (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (vii) waive, change the timing or amount of, or extend any mandatory reduction in the Revolving Commitment, (viii) waive any of the conditions precedent to the Effective Date or making of any Loan or Advance or
(ix) amend this sentence. No provision of Section 2, or any other provisions relating to the Administrative Agent may be modified without the consent of the Administrative Agent.

         23. Multiple Counterparts. This Agreement may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Agreement shall be bound hereby until a counterpart of this Agreement has been executed by all parties hereto.

         24. Conflict. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the Loan Documents, the terms or provisions contained in this Agreement shall be controlling.

         25. Survival. All covenants, agreements, undertakings, representations and warranties made in the Loan Documents, including this Agreement, the Notes or other documents and instruments referred to herein shall survive all closings hereunder and shall not be affected by any investigation made by any party.

         26. Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, legal representatives and estates, provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations hereunder.

         27.      Assignments and Participations.

                  (a) Each Bank shall have the right to sell, assign or transfer all or any part of its Note or Notes, its Revolving Commitments and its rights and obligations hereunder to an Eligible Assignee; provided, that with each sale, assignment or transfer (other than to an Affiliate, a Bank or a Federal Reserve Bank), shall require the consent of Borrower and Agent, which consents will not be unreasonably withheld; provided, however, that no consent of Borrower shall be required if an Event of Default has occurred and is continuing. Any such assignee, transferee or recipient shall have, to the extent of such sale, assignment, or transfer, the same rights, benefits and obligations as it would if it were such Bank and a holder of such Note, Revolving Commitment and rights and obligations, including, without limitation, the right to vote on decisions requiring consent or approval of all Banks or Majority Banks and the obligation to fund its Revolving Commitment; provided, further, that (1) each such sale, assignment, or transfer (other than to an Affiliate, a Bank or a Federal Reserve Bank) shall be in an aggregate principal amount not less than $5,000,000, (2) each remaining Bank shall at all times maintain Revolving Commitments then outstanding in an aggregate principal amount at least equal to $1,000,000; (3) no Bank may offer to sell its Note or Notes, Revolving Commitment, rights and obligations or interests therein in violation of any securities laws; and (4) no such assignments (other than to a Federal Reserve Bank) shall become effective until the assigning Bank and its assignees delivers to Agent and Borrower an Assignment and Acceptance and the Note or Notes subject to such assignment and other documents evidencing any such assignment. An assignment fee in the amount of $2,500 for each such assignment (other than to an Affiliate, a Bank or the Federal Reserve Bank) will be payable to Agent by assignor or assignee. Within five (5) Business Days after its receipt of copies of the Assignment and Acceptance and the other documents relating thereto and the Note or Notes, Borrower shall execute and deliver to Agent (for delivery to the relevant assignee) a new Note or Notes evidencing such assignee's assigned Revolving Commitment, and within a reasonable time after delivery of such new Note or Notes to Agent, Agent shall return the old or replaced Note or Notes to Borrower, and if the assignor Bank has retained a portion of its Revolving Commitment, a replacement Note in the principal amount of the Revolving Commitment retained by the assignor (except as provided in the last sentence of this paragraph (a) such Note or Notes, to be in exchange for, but not in payment of, the Note or Notes held by such Bank). On and after the effective date of an assignment hereunder, the assignee shall for all purposes be a Bank, party to this Agreement and any other Loan Document executed by the Banks and shall have all the rights and obligations of a Bank under the Loan Documents, to the same extent as if it were an original party thereto, and no further consent or action by Borrower, Banks or the Agent shall be required to release the transferor

         Bank with respect to its Revolving Commitment assigned to such assignee and the transferor Bank shall henceforth be so released.

                  (b) Each Bank shall have the right to grant participations in all or any part of such Bank's Notes and Revolving Commitment hereunder to one or more pension plans, investment funds, financial institutions or other Persons, provided, that:

                           (i) each Bank granting a  participation  shall retain
                  the right to vote hereunder, and no participant shall be entitled to vote hereunder on decisions requiring consent or approval of Bank or Majority Banks (except as set forth in (iii) below);

                           (ii) in the  event  any Bank  grants a  participation
                  hereunder, such Bank's obligations under the Loan Documents shall remain unchanged, such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, such Bank shall remain the holder of any such Note or Notes for all purposes under the Loan Documents, and Agent, each Bank and Borrower shall be entitled to deal with the Bank granting a participation in the same manner as if no participation had been granted; and

                           (iii) no  participant  shall  ever  have any right by
                  reason of its participation to exercise any of the rights of Banks hereunder, except that any Bank may agree with any participant that such Bank will not, without the consent of such participant (which consent may not be unreasonably withheld) consent to any amendment or waiver requiring approval of all Banks.

                  (c) It is understood and agreed that any Bank may provide to assignees and participants and prospective assignees and participants financial information and reports and data concerning Borrower's properties and operations which was provided to such Bank pursuant to this Agreement.

                  (d) Upon the reasonable request of either Agent or Borrower, each Bank will identify those to whom it has assigned or participated any part of its Notes and Revolving Commitment, and provide the amounts so assigned or participated.

     28. Choice of Forum: Consent to Service of Process and Jurisdiction. THE OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS ARE PERFORMABLE IN HARRIS COUNTY, TEXAS. ANY SUIT, ACTION OR PROCEEDING AGAINST THE BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF HARRIS, OR IN THE UNITED STATES COURTS

LOCATED IN HARRIS COUNTY, TEXAS AND THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY BANK BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER, AS APPLICABLE, AT THE ADDRESS FOR NOTICES AS PROVIDED IN SECTION 16. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF HARRIS, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         29. Waiver of Jury Trial. THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         30. Other Agreements. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS
OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
PARTIES.

         31. Financial Terms. All accounting terms used in this Agreement which are not specifically defined herein shall be construed in accordance with GAAP.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                BORROWER:

                                ATWOOD OCEANICS PACIFIC LIMITED
                                a Cayman Islands company


                                By:
                                         Michael Cardenas
                                         Vice President and Director

                                GUARANTORS:

                                ATWOOD OCEANICS, INC.,
                                a Texas corporation


                                By:
                                         James M. Holland
                                         Senior Vice President


                                ATWOOD DEEP SEAS, LTD.,
                                a Texas limited partnership

                                By:      Atwood Hunter Co.,
                                         its general partner


                                         By:
                                                  James M. Holland
                                                  Vice President

                                           BANKS:

Revolving Commitment:                      BANK ONE, NA,
                                           a national banking association
$8,333,335.00


                                           By:
                                                      Kenneth J. Fatur
                                                      Vice President

                                           Address   for  Notices  for
                                           operational matters:




                                           Attention:
                                           Telephone No.:    (___) ___-____
                                           Fax No.:          (___) ___-____

                                           Address   for  Notices  for
                                           credit matters:




                                           Attention:
                                           Telephone No.:    (___) ___-____
                                           Fax No.:          (___) ___-____

Revolving Commitment:                       CHRISTIANIA BANK OG KREDITKASSE ASA,
                                                     NEW YORK BRANCH
$7,500,000.00


                                       By:
                                       Name:
                                       Title:



                                       By:
                                       Name:
                                       Title:

                                       Address   for  Notices  for
                                       operational matters:

                                       11 West 42nd Street, 7th Floor
                                       New York, New York 10036

                                       Attention:     Loan Administration
                                       Telephone No.: (212) 827-4800
                                       Fax No.:       (212) 827-4888

                                       Address   for  Notices  for
                                       credit matters:

                                       11 West 42nd Street, 7th Floor
                                       New York, New York 10036

                                       Attention:     Shipping/Offshore Aviation
                                       Telephone No.: (212) 827-4800
                                       Fax No.:       (212) 827-4888

Revolving Commitment:                       THE BANK OF TOKYO-MITSUBISHI, LTD.

$3,333,333.00

                                                     By:
                                                     Name:
                                                     Title:

                                                     Address   for  Notices  for
                                                     operational matters:





                                                     Attention:
                                                     Telephone No.:
                                                     Fax No.:

                                                     Address   for  Notices  for
                                                     credit matters:





                                                     Attention:
                                                     Telephone No.
                                                     Fax No.:

Revolving Commitment:       CREDIT AGRICOLE INDOSUEZ

$4,333,333.00

                            By:
                            Name:
                            Title:

                            Address   for  Notices  for
                            operational matters:

                            Credit Agricole Indosuez
                            9, Quai Du President Paul Doumer
                            92920 La Defense Cedex
                            FRANCE

                            Attention:     Sylvie Godet-Couery/Sophie Guittet
                            Telephone No.: +33 141 89 12 49
                            Fax No.:       +33 141 89 19 34

                            Address   for  Notices  for
                            credit matters:

                            Credit Agricole Indosuez
                            Representative Office Norway
                            P.O. Box 1675
                            0120 Oslo Norway

                            Attention:     Jonas Gustad
                            Telephone No.  +47 22 83 30 50
                            Fax No.:       +47 22 83 30 55

Revolving Commitment:                       CREDIT LYONNAIS, NEW YORK BRANCH

$7,500,000.00

                                          By:
                                          Name:
                                          Title:

                                          Address   for  Notices  for
operational matters:

                                          Credit Lyonnais
                                          1000 Louisiana, Suite 5360
                                          Houston, Texas 77002

                                          Attention:
                                          Telephone No.:    (713)
                                          Fax No.:          (713) 751-0307

                                          Address   for  Notices  for
credit matters:

                                          Credit Lyonnais
                                          1000 Louisiana, Suite 5360
                                          Houston, Texas 77002

                                          Attention:
                                          Telephone No.     (713)
                                          Fax No.:          (713) 751-0307

Revolving Commitment:              NATEXIS BANQUE BFCE

$4,333,333.00

                                            By:
                                            Name:
                                            Title:


                                            By:
                                            Name:
                                            Title:

                                            Address   for  Notices  for
                                            operational matters:

                                            Natexis Banque



                                            Attention:
                                            Telephone No.     (___) ___-____
                                            Fax No.:          (___) ___-____

                         With a copy to: Natexis Banque



                                  Attention:
                                  Telephone No.     (___) ___-____
                                  Fax No.:          (___) ___-____

                                  Address   for  Notices  for
                                  credit matters:





                                  Attention:
                                  Telephone No.     (___) ___-____
                                  Fax No.:          (___) ___-____

Revolving Commitment:                       THE FUJI BANK, LIMITED,
                                                     HOUSTON AGENCY
$4,333,333.00

                                           By:
                                           Name:
                                           Title:

                                           Address   for  Notices  for
                                           operational matters:





                                           Attention:
                                           Telephone No.:
                                           Fax No.:

                                           Address   for  Notices  for
                                           credit matters:





                                           Attention:
                                           Telephone No.
                                           Fax No.:

Revolving Commitment:                       FORTIS CAPITAL CORP.

$6,000,000.00
                                     By:
                                     Name:
                                     Title:


                                     By:
                                     Name:
                                     Title:

                                     Address   for  Notices  for
                                     operational matters:





                                     Attention:
                                     Telephone No.:
                                     Fax No.:

                                     Address   for  Notices  for
                                     credit matters:





                                     Attention:
                                     Telephone No.
                                     Fax No.:

Revolving Commitment:                       WHITNEY NATIONAL BANK

$4,333,333.00
                                       By:
                                       Name:
                                       Title:


                                       By:
                                       Name:
                                       Title:

                                       Address   for  Notices  for
                                       operational matters:





                                       Attention:
                                       Telephone No.:
                                       Fax No.:

                                       Address   for  Notices  for
                                       credit matters:





                                       Attention:
                                       Telephone No.
                                       Fax No.:

                                    AGENT:

                                    BANK ONE, NA
                                    a national banking association



                                    By:
                                             Kenneth J. Fatur, Vice President

                                    DOCUMENTATION AGENT:

                                    CHRISTIANIA BANK OG KREDITKASSE ASA,
                                    NEW YORK BRANCH



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                                    SYNDICATION AGENT:

                                    CREDIT LYONNAIS, NEW YORK BRANCH



                                    By:
                                    Name:
                                    Title:

868558.8